UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

ALLIANCEBERNSTEIN HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein

High Income Fund

April 30, 2014

Semi-Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 9, 2014

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein High Income Fund (the “Fund”) for the semi-annual reporting period ended April 30, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income. The Fund pursues income opportunities from government, corporate, emerging market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed and emerging market countries. The Fund’s investments may include U.S. and non-U.S. corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either U.S. dollar-denominated or non-U.S. dollar-denominated fixed-income securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by Standard & Poor’s Ratings Services and Fitch Ratings) and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation protected securities, structured secu-

rities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 6 shows the Fund’s performance compared with its blended benchmark, which is composed of equal weightings of the J.P. Morgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the J.P. Morgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Barclays U.S. Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2014. Individual performance for each of these indices is also included for both time periods. The Fund is also compared to its broad-based benchmark, the JPM EMBI Global, which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities. The inception date for Class Z shares was October 15, 2013; due to limited performance history, there is no discussion of comparison to the benchmark for this share class.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	1

For both periods, all share classes of the Fund outperformed the blended benchmark, with sector allocation, security selection, country positioning and currency exposure contributing. Within the Fund’s sector allocation, an overweight to high-yield corporates, which outperformed within the blended benchmark, was additive. Conversely, an underweight to both U.S. dollar-denominated emerging-market debt and local emerging-market debt, which underperformed during both periods, boosted relative returns. Exposure to emerging-market corporates and non-agency mortgages, as well as corporate security selection, contributed. Country allocation also helped, as exposure to the euro area and an underweight to Russia supported returns for both periods. Currency positioning was positive for both periods, helped by an underweight in the Russian ruble and South African rand. The Fund’s underweight position in the Polish zloty and Brazilian real detracted for both periods.

Additionally, over the 12-month period, exposure to investment-grade corporates and high-yield bank loans contributed. Country exposure to the UK and a longer-duration position in the U.S. also added to performance. An underweight position in the Australian dollar, Mexican peso and Turkish lira contributed, as well as the Fund’s long U.S. dollar position.

The Fund utilized derivatives including Treasury futures and interest rate swaps to manage the duration and yield curve structure of the Fund; overall yield curve positioning of the

Fund detracted for the six-month period and added for the 12-month period. Currency forwards, for hedging and investment purposes, were employed to establish the desired overall currency positioning for both periods. Purchased options were utilized for hedging purposes, which detracted during both periods; written options were utilized for hedging purposes and credit default swaps were utilized for hedging and investment purposes, which added to returns for both periods.

Market Review and Investment Strategy

Global equity markets responded positively to economic improvement in key developed countries and accommodative monetary policies of major central banks supported fixed income during the six-month period ended April 30, 2014. In the U.S., solid data on employment continued to point to economic recovery. Despite wide differences between individual countries, the euro area showed signs of modest economic growth, reflected by stronger manufacturing activity and an increase in consumer confidence. In Japan, both employment growth and core inflation have turned positive, suggesting that the aggressive government efforts to reverse a decade of deflation and stimulate growth are delivering results.

By contrast, emerging markets underperformed developed markets early in the period, as sluggish exports and weak domestic demand have hampered economic growth in several bellwether countries such as China and Brazil. Investors were concerned

2	• ALLIANCEBERNSTEIN HIGH INCOME FUND

about the impact on growth for those emerging-market countries that have relied on abundant global liquidity and low interest rates to finance government spending as the U.S. Federal Reserve (the “Fed”) reins in its bond purchase program. Investors were encouraged late in the period, however, to hear Fed Chair Janet Yellen reaffirm that monetary policy in the U.S. would remain accommodative for the foreseeable future. Emerging-market debt recovered during the last two months of the period. With emerging-market growth in the more moderate range, the Global Fixed Income Investment Team and Global Credit Investment Team (collectively, the “Teams”) believe that differentiating between countries and sectors has become even more important.

High-yield corporates provided strong returns for the six-month period. Credit fundamentals are currently generally solid, with strong balance sheets, ample cash positions and comparatively low cost of financing. The Teams continue to prefer traditional U.S. high-yield corporate bonds, as well as emerging-market corporates, over other high-income sectors such as emerging-market sovereign debt and emerging-market currencies. Within high yield, the Teams continue to caution against the reach for yield, and maintain a selective exposure to the lowest-rated bonds. The Teams hold the Fund’s overall risk level at the lower end of its historical range, and corporate holdings remain highly diversified.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged JPM® EMBI Global, the JPM® GBI-EM and the Barclays U.S. Corporate HY 2% Issuer Capped Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The unmanaged JPM EMBI Global (market-capitalization weighted) represents the performance of U.S. dollar-denominated Brady bonds, Eurobonds, and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local currency government bonds issued by emerging markets. The Barclays U.S. Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the U.S. Corporate HY Index. The Barclays U.S. Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein High Income Fund
Class A	4.68%	5.16%

Class B*	4.27%	4.38%

Class C	4.26%	4.38%

Advisor Class†	4.72%	5.48%

Class R†	4.50%	4.82%

Class K†	4.57%	5.19%

Class I†	4.74%	5.44%

Class Z†	4.86%	6.53%	‡

Blended benchmark: 33% JPM EMBI Global/33% JPM GBI-EM/33% Barclays U.S. Corporate HY 2% Issuer Capped Index	2.68%	-1.09%

JPM EMBI Global	3.30%	-2.28%

JPM GBI-EM	-0.07%	-7.15%

Barclays U.S. Corporate HY 2% Issuer Capped Index	4.72%	6.28%

*    Effective January 31, 2009, Class B shares are no longer available for sale to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

‡      Since inception on 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			3.94%
1 Year	5.16%	0.74%
5 Years	17.07%	16.07%
10 Years	10.93%	10.45%

Class B Shares			3.37%
1 Year	4.38%	1.45%
5 Years	16.23%	16.23%
10 Years(a)	10.40%	10.40%

Class C Shares			3.37%
1 Year	4.38%	3.40%
5 Years	16.16%	16.16%
10 Years	10.07%	10.07%

Advisor Class Shares†			4.41%
1 Year	5.48%	5.48%
5 Years	17.42%	17.42%
Since Inception‡	10.79%	10.79%

Class R Shares†			3.74%
1 Year	4.82%	4.82%
5 Years	16.77%	16.77%
Since Inception‡	10.18%	10.18%

Class K Shares†			4.08%
1 Year	5.19%	5.19%
5 Years	17.11%	17.11%
Since Inception‡	10.50%	10.50%

Class I Shares†			4.43%
1 Year	5.44%	5.44%
5 Years	17.49%	17.49%
Since Inception‡	10.82%	10.82%

Class Z Shares†			4.48%
Since Inception‡	6.53%	6.53%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.61%, 1.60%, 0.61%, 1.25%, 0.89%, 0.53% and 0.56% for Class A, Class B, Class C, Advisor, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2014.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END MARCH 31, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	2.01%
5 Years	18.19%
10 Years	9.62%

Class B Shares
1 Year	2.78%
5 Years	18.33%
10 Years(a)	9.58%

Class C Shares
1 Year	4.75%
5 Years	18.28%
10 Years	9.25%

Advisor Class Shares†
1 Year	6.88%
5 Years	19.58%
Since Inception‡	10.80%

Class R Shares†
1 Year	6.21%
5 Years	18.92%
Since Inception‡	10.19%

Class K Shares†
1 Year	6.58%
5 Years	19.27%
Since Inception‡	10.51%

Class I Shares†
1 Year	6.95%
5 Years	19.61%
Since Inception‡	10.84%

Class Z Shares†
Since Inception‡	5.60%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for these share classes are listed below.

‡	Inception dates: 1/28/2008 for Advisor Class, Class R, Class K and Class I shares; 10/15/2013 for Class Z shares.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,046.80	$4.52	0.89%
Hypothetical**	$1,000	$1,020.38	$4.46	0.89%
Class B
Actual	$1,000	$1,042.70	$8.10	1.60%
Hypothetical**	$1,000	$1,016.86	$8.00	1.60%
Class C
Actual	$1,000	$1,042.60	$8.00	1.58%
Hypothetical**	$1,000	$1,016.96	$7.90	1.58%
Advisor Class
Actual	$1,000	$1,047.20	$2.94	0.58%
Hypothetical**	$1,000	$1,021.92	$2.91	0.58%
Class R
Actual	$1,000	$1,045.00	$6.24	1.23%
Hypothetical**	$1,000	$1,018.70	$6.16	1.23%
Class K
Actual	$1,000	$1,045.70	$4.51	0.89%
Hypothetical**	$1,000	$1,020.38	$4.46	0.89%
Class I
Actual	$1,000	$1,047.40	$2.69	0.53%
Hypothetical**	$1,000	$1,022.17	$2.66	0.53%
Class Z
Actual	$1,000	$1,048.60	$2.64	0.52%
Hypothetical**	$1,000	$1,022.22	$2.61	0.52%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	9

Expense Example

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,468.6

*	All data are as of April 30, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” securities type weightings represent 0.5% or less in the following security types: Asset-Backed Securities, Common Stocks, Local Governments – Regional Bonds, Options Purchased – Puts, Quasi-Sovereigns, Warrants and Whole Loan Trusts.

10	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio Summary

PORTFOLIO SUMMARY

April 30, 2014 (unaudited)

*	All data are as of April 30, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries or regions: Argentina, Australia, Austria, Bahrain, Barbados, Belgium, Bermuda, Cayman Islands, Chile, Colombia, Costa Rica, Croatia, Denmark, El Salvador, Euro Zone, Gabon, Ghana, Guatemala, Hong Kong, Hungary, India, Indonesia, Ivory Coast, Jamaica, Japan, Kazakhstan, Macau, Morocco, Nigeria, Norway, Pakistan, Peru, Philippines, Portugal, Romania, Russia, Serbia, Singapore, South Africa, Spain, Sri Lanka, Sweden, Turkey, United Arab Emirates, Venezuela, Virgin Islands (BVI) and Zambia.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2014 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 54.1%
Industrial – 45.1%
Basic – 4.1%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	1,857	$1,973,063
AK Steel Corp. 7.625%, 5/15/20		1,267	1,270,168
8.75%, 12/01/18		3,402	3,801,735
Aleris International, Inc. 7.625%, 2/15/18		2,693	2,746,860
7.875%, 11/01/20		3,095	3,118,213
ArcelorMittal 7.25%, 3/01/41		5,373	5,467,027
7.50%, 10/15/39		7,445	7,798,637
9.50%, 2/15/15(b)		730	773,800
Arch Coal, Inc. 7.00%, 6/15/19(c)		3,500	2,695,000
7.25%, 6/15/21		4,402	3,290,495
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(a)(d)		4,657	4,657,039
Ashland, Inc. 4.75%, 8/15/22		1,800	1,777,500
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B 5.75%, 2/01/21(a)	EUR	1,202	1,787,345
7.375%, 5/01/21(a)	U.S.$	3,053	3,350,667
Axiall Corp. 4.875%, 5/15/23(a)		2,433	2,378,258
Celanese US Holdings LLC 6.625%, 10/15/18		644	677,810
Commercial Metals Co. 4.875%, 5/15/23		3,249	3,119,040
6.50%, 7/15/17		3,844	4,286,060
Consol Energy, Inc. 8.25%, 4/01/20		3,000	3,266,250
Eagle Spinco, Inc. 4.625%, 2/15/21(a)		584	581,080
Emeco Pty Ltd. 9.88%, 3/15/19(a)		5,869	6,074,415
Hexion US Finance Corp. 6.625%, 4/15/20		5,793	6,017,479
Huntsman International LLC 8.625%, 3/15/21		3,900	4,348,500
INEOS Finance PLC 8.375%, 2/15/19(a)		3,500	3,854,375

12	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	2,910	$4,148,211
5.875%, 2/15/19(a)	U.S.$	5,213	5,317,260
James River Coal Co. 7.875%, 4/01/19(e)		600	69,000
JMC Steel Group, Inc. 8.25%, 3/15/18(a)		2,760	2,787,600
Kerling PLC 10.625%, 2/01/17(a)	EUR	6,635	9,757,371
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	23,308	25,959,285
Molycorp, Inc. 3.25%, 6/15/16(c)		3,862	3,075,118
10.00%, 6/01/20(c)		8,425	8,277,562
Momentive Performance Materials, Inc. 8.875%, 10/15/20(f)		13,331	14,414,144
NOVA Chemicals Corp. 8.625%, 11/01/19		2,383	2,564,704
Novelis, Inc./GA 8.75%, 12/15/20		7,000	7,805,000
Peabody Energy Corp. 6.00%, 11/15/18		7,079	7,521,437
6.25%, 11/15/21(c)		7,901	8,019,515
7.875%, 11/01/26		50	52,313
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20		4,780	4,881,575
Polypore International, Inc. 7.50%, 11/15/17		1,635	1,728,032
PQ Corp. 8.75%, 5/01/18(a)		8,961	9,767,490
Rain CII Carbon LLC/CII Carbon Corp. 8.00%, 12/01/18(a)		1,910	2,000,725
8.25%, 1/15/21(a)		1,333	1,386,320
Ryerson, Inc./Joseph T. Ryerson & Son, Inc. 9.00%, 10/15/17		5,790	6,217,012
11.25%, 10/15/18		3,767	4,228,457
Smurfit Kappa Acquisitions 4.125%, 1/30/20(a)	EUR	964	1,417,650
4.88%, 9/15/18(a)	U.S.$	3,975	4,193,625
Smurfit Kappa Treasury Funding Ltd. 7.50%, 11/20/25		1,073	1,217,855
SPCM SA 5.50%, 6/15/20(a)	EUR	4,130	6,186,990
6.00%, 1/15/22(a)	U.S.$	1,298	1,375,880
Steel Dynamics, Inc. 5.25%, 4/15/23		3,955	4,019,269

ALLIANCEBERNSTEIN HIGH INCOME FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.125%, 8/15/19	U.S.$	800	$874,000
6.375%, 8/15/22		4,749	5,188,282
7.625%, 3/15/20		2,500	2,706,250
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17		5,506	6,125,425
TPC Group, Inc. 8.75%, 12/15/20(a)		16,275	17,943,187
United States Steel Corp. 6.65%, 6/01/37		4,037	3,693,855

			264,031,215

Capital Goods – 3.6%
Accudyne Industries Borrower/Accudyne Industries LLC 7.75%, 12/15/20(a)		3,293	3,572,905
Ardagh Glass Finance PLC 8.75%, 2/01/20(a)	EUR	2,144	3,190,128
Ardagh Packaging Finance PLC 7.375%, 10/15/17(a)	U.S.$	2,350	2,491,000
9.125%, 10/15/20(a)		4,910	5,462,375
9.25%, 10/15/20(a)	EUR	2,758	4,242,423
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.375%, 10/15/17(a)		1,675	2,453,828
B/E Aerospace, Inc. 6.875%, 10/01/20	U.S.$	2,480	2,709,400
BC Mountain LLC/BC Mountain Finance, Inc. 7.00%, 2/01/21(a)		7,669	7,458,102
Befesa Zinc SAU Via Zinc Capital SA 8.875%, 5/15/18(a)	EUR	2,000	2,962,603
Berry Plastics Corp. 9.75%, 1/15/21	U.S.$	5,000	5,800,000
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is 6.00%, 6/15/17(a)		3,009	3,099,270
Bombardier, Inc. 5.75%, 3/15/22(a)(c)		5,800	5,901,500
6.00%, 10/15/22(a)		6,375	6,486,562
6.125%, 1/15/23(a)		4,363	4,461,168
7.45%, 5/01/34(a)		1,105	1,093,950
7.75%, 3/15/20(a)		2,558	2,916,120
Building Materials Corp. of America 6.75%, 5/01/21(a)		3,500	3,788,750
6.875%, 8/15/18(a)		1,540	1,607,375
7.00%, 2/15/20(a)		985	1,046,563
7.50%, 3/15/20(a)		1,898	2,035,605

14	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Clean Harbors, Inc. 5.125%, 6/01/21	U.S.$	3,417	$3,455,441
5.25%, 8/01/20		800	820,000
CNH America LLC 7.25%, 1/15/16		997	1,089,223
CNH Industrial Capital LLC 6.25%, 11/01/16		1,425	1,560,375
Crown European Holdings SA 7.125%, 8/15/18(a)	EUR	1,295	1,883,359
GCL Holdings SCA 9.375%, 4/15/18(a)		1,174	1,748,527
GenCorp, Inc. 7.125%, 3/15/21	U.S.$	2,513	2,726,605
Graphic Packaging International, Inc. 7.875%, 10/01/18		2,000	2,125,000
HD Supply, Inc. 7.50%, 7/15/20		4,000	4,330,000
HeidelbergCement Finance Luxembourg SA 8.50%, 10/31/19(a)	EUR	2,420	4,314,242
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18	U.S.$	1,511	1,616,770
7.125%, 3/15/21		2,186	2,410,065
KraussMaffei Group GmbH 8.75%, 12/15/20(a)	EUR	672	1,051,167
Lafarge SA 7.125%, 7/15/36	U.S.$	2,640	2,993,100
Manitowoc Co., Inc. (The) 5.875%, 10/15/22		3,750	4,050,000
8.50%, 11/01/20		5,474	6,144,565
Masco Corp. 5.95%, 3/15/22		2,800	3,052,000
6.125%, 10/03/16		2,315	2,552,288
Milacron LLC/Mcron Finance Corp. 7.75%, 2/15/21(a)		3,458	3,786,510
Nortek, Inc. 8.50%, 4/15/21		6,025	6,642,562
Nuverra Environmental Solutions, Inc. 9.875%, 4/15/18		1,622	1,646,330
OI European Group BV 6.75%, 9/15/20(a)	EUR	1,500	2,460,812
Oshkosh Corp. 8.50%, 3/01/20	U.S.$	815	891,406
Plastipak Holdings, Inc. 6.50%, 10/01/21(a)		3,726	3,875,040
Rexam PLC 6.75%, 6/29/67(a)	EUR	2,660	3,940,188

ALLIANCEBERNSTEIN HIGH INCOME FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rexel SA 5.125%, 6/15/20(a)	EUR	2,271	$3,367,375
5.25%, 6/15/20(a)	U.S.$	4,896	5,042,880
6.125%, 12/15/19(a)		2,194	2,325,640
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		712	751,160
7.875%, 8/15/19		4,653	5,106,667
8.50%, 5/15/18		4,050	4,232,250
9.00%, 4/15/19		2,638	2,816,065
9.875%, 8/15/19		6,304	6,997,440
RSI Home Products, Inc. 6.875%, 3/01/18(a)		6,195	6,644,137
Sealed Air Corp. 6.875%, 7/15/33(a)		8,059	8,139,590
8.125%, 9/15/19(a)		3,870	4,305,375
8.375%, 9/15/21(a)		1,773	2,043,383
Sequa Corp. 7.00%, 12/15/17(a)		3,425	3,433,563
SRA International, Inc. 11.00%, 10/01/19		2,284	2,409,620
Summit Materials LLC/Summit Materials Finance Corp. 10.50%, 1/31/20		2,720	3,053,200
10.50%, 1/31/20(a)		879	986,678
Terex Corp. 6.00%, 5/15/21		3,836	4,104,520
Textron Financial Corp. 6.00%, 2/15/67(a)		125	110,313
TransDigm, Inc. 7.75%, 12/15/18		6,670	7,103,550
United Rentals North America, Inc. 7.625%, 4/15/22		4,820	5,422,500
8.375%, 9/15/20		5,710	6,330,962
USG Corp. 6.30%, 11/15/16		1,910	2,062,800
Wienerberger AG 6.50%, 2/09/17	EUR	2,900	4,187,989

			234,922,859

Communications - Media – 5.6%
Allbritton Communications Co. 8.00%, 5/15/18	U.S.$	8,115	8,470,031
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	6,766	13,080,153
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp. 5.25%, 2/15/22(a)	U.S.$	2,935	3,008,375

16	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 5.75%, 1/15/24	U.S.$	2,743	$2,767,001
6.50%, 4/30/21		690	736,575
7.25%, 10/30/17		1,250	1,323,438
CCU Escrow Corp. 10.00%, 1/15/18(a)		8,225	8,039,937
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21(a)		12,847	12,525,825
6.375%, 9/15/20(a)		5,197	5,443,858
Clear Channel Communications, Inc. 5.50%, 12/15/16(c)		2,047	2,006,060
6.875%, 6/15/18		9,731	9,341,760
7.25%, 10/15/27		2,955	2,615,175
9.00%, 3/01/21		1,312	1,394,000
14.00% (12.00% Cash and 2.00% PIK), 2/01/21(d)		5,215	5,345,375
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22		2,230	2,374,950
Series A 7.625%, 3/15/20		885	946,950
Series B 6.50%, 11/15/22		6,270	6,708,900
7.625%, 3/15/20		7,016	7,559,740
Crown Media Holdings, Inc. 10.50%, 7/15/19		11,378	12,914,030
CSC Holdings LLC 6.75%, 11/15/21		8,000	8,910,000
Cumulus Media Holdings, Inc. 7.75%, 5/01/19		4,005	4,265,325
Dex Media, Inc. 14.00% (14.00% Cash or 14.00% PIK), 1/29/17(d)		3,410	2,011,875
DISH DBS Corp. 4.625%, 7/15/17		2,300	2,446,625
5.00%, 3/15/23		5,700	5,814,000
6.75%, 6/01/21		1,500	1,695,000
7.125%, 2/01/16		625	682,813
7.875%, 9/01/19		520	616,850
Gannett Co., Inc. 6.375%, 10/15/23(a)		8,934	9,470,040
Hughes Satellite Systems Corp. 7.625%, 6/15/21		5,725	6,454,937
Intelsat Jackson Holdings SA 5.50%, 8/01/23(a)		18,239	17,851,421
7.25%, 10/15/20		7,625	8,235,000
7.50%, 4/01/21		1,965	2,154,131

ALLIANCEBERNSTEIN HIGH INCOME FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Lamar Media Corp. 5.00%, 5/01/23	U.S.$	3,714	$3,732,570
5.875%, 2/01/22		4,000	4,270,000
LIN Television Corp. 6.375%, 1/15/21		2,391	2,516,528
8.375%, 4/15/18		2,750	2,901,250
McClatchy Co. (The) 9.00%, 12/15/22		4,228	4,830,490
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		8,000	8,360,000
Mediacom LLC/Mediacom Capital Corp. 7.25%, 2/15/22		965	1,039,788
New York Times Co. (The) 6.625%, 12/15/16		2,200	2,444,750
Nexstar Broadcasting, Inc. 6.875%, 11/15/20		3,287	3,517,090
Norcell 1B AB 12.40%, 12/01/19(a)(d)	EUR	9,468	14,613,795
Numericable Finance & Co. SCA 12.375%, 2/15/19(a)		1,755	3,055,673
Quebecor Media, Inc. 5.75%, 1/15/23	U.S.$	2,000	2,010,000
Radio One, Inc. 9.25%, 2/15/20(a)		2,438	2,593,423
RR Donnelley & Sons Co. 7.25%, 5/15/18		3,047	3,534,520
Sinclair Television Group, Inc. 5.375%, 4/01/21		7,468	7,430,660
6.125%, 10/01/22		9,854	10,063,397
8.375%, 10/15/18		1,710	1,829,700
Sirius XM Radio, Inc.
4.625%, 5/15/23(a)		914	845,450
5.875%, 10/01/20(a)		5,724	5,952,960
Technicolor SA 5.75%, 9/25/15(e)(g)	EUR	925	642
Telenet Finance III Luxembourg SCA 6.625%, 2/15/21(a)		5,000	7,474,348
Telenet Finance Luxembourg SCA 6.375%, 11/15/20(a)		2,500	3,714,144
Telenet Finance V Luxembourg SCA 6.75%, 8/15/24(a)		1,250	1,907,606
Townsquare Radio LLC/Townsquare Radio, Inc. 9.00%, 4/01/19(a)	U.S.$	15,223	16,783,357
Unitymedia Hessen GmbH & Co. KG/ Unitymedia NRW GmbH 5.50%, 9/15/22(a)	EUR	3,000	4,453,393

18	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.50%, 1/15/23(a)	U.S.$	8,392	$8,475,920
7.50%, 3/15/19(a)		1,029	1,108,748
7.50%, 3/15/19(a)	EUR	1,263	1,888,546
Univision Communications, Inc. 5.125%, 5/15/23(a)(c)	U.S.$	12,289	12,534,780
6.75%, 9/15/22(a)		3,335	3,668,500
7.875%, 11/01/20(a)		3,015	3,312,731
8.50%, 5/15/21(a)		7,615	8,376,500
UPC Holding BV 6.375%, 9/15/22(a)	EUR	4,000	5,946,637
8.375%, 8/15/20(a)		3,000	4,560,516
UPCB Finance III Ltd. 6.625%, 7/01/20(a)	U.S.$	2,615	2,791,513
UPCB Finance VI Ltd. 6.875%, 1/15/22(a)		473	515,570
Virgin Media Finance PLC 5.25%, 2/15/22		716	665,880
6.375%, 4/15/23(a)		4,595	4,824,750
7.00%, 4/15/23(a)	GBP	624	1,127,311
8.375%, 10/15/19	U.S.$	4,650	4,969,688
Virgin Media Secured Finance PLC 5.50%, 1/15/25(a)	GBP	1,516	2,559,614

			364,412,888

Communications - Telecommunications – 3.1%
Altice SA 7.25%, 5/15/22(a)	EUR	3,055	4,412,678
7.75%, 5/15/22(a)	U.S.$	8,503	8,864,377
CenturyLink, Inc. Series V 5.625%, 4/01/20		2,500	2,628,125
Series W 6.75%, 12/01/23		1,850	1,984,125
Cincinnati Bell, Inc. 8.375%, 10/15/20		1,600	1,760,000
8.75%, 3/15/18		4,650	4,882,500
Columbus International, Inc. 7.38%, 3/30/21(a)		9,722	10,137,868
Crown Castle International Corp. 4.875%, 4/15/22		6,992	7,096,880
7.125%, 11/01/19		2,500	2,668,750
Data & Audio Visual Enterprises Wireless, Inc. 9.50%, 4/29/18(f)	CAD	2,500	2,240,203
eAccess Ltd. 8.25%, 4/01/18(a)	U.S.$	3,648	3,967,200

ALLIANCEBERNSTEIN HIGH INCOME FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Frontier Communications Corp. 7.625%, 4/15/24	U.S.$	4,043	$4,194,613
7.875%, 1/15/27		4,058	4,083,363
8.125%, 10/01/18		1,600	1,862,000
9.00%, 8/15/31		7,415	7,674,525
Level 3 Communications, Inc. 8.875%, 6/01/19		3,207	3,519,683
Level 3 Financing, Inc. 6.125%, 1/15/21(a)		2,690	2,824,500
7.00%, 6/01/20		7,000	7,560,000
8.625%, 7/15/20		3,465	3,880,800
9.375%, 4/01/19		4,135	4,569,175
MetroPCS Wireless, Inc. 6.625%, 11/15/20		5,034	5,373,795
7.875%, 9/01/18		3,000	3,172,500
Mobile Challenger Intermediate Group SA 8.75%, 3/15/19(a)(d)	CHF	2,250	2,635,959
8.75% (8.75% Cash or 9.50% PIK), 3/15/19(a)(d)	EUR	1,800	2,575,268
PAETEC Holding Corp. 9.875%, 12/01/18	U.S.$	2,675	2,915,750
SBA Communications Corp. 5.625%, 10/01/19(c)		3,846	4,033,493
SBA Telecommunications, Inc. 5.75%, 7/15/20		2,174	2,282,700
Sprint Capital Corp. 6.875%, 11/15/28		1,142	1,127,725
Sprint Communications, Inc. 6.00%, 11/15/22(c)		5,250	5,289,375
Sprint Corp. 7.125%, 6/15/24(a)		5,300	5,565,000
7.25%, 9/15/21(a)		3,321	3,619,890
7.875%, 9/15/23(a)		5,625	6,201,562
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)(c)	EUR	2,500	3,737,174
Sunrise Communications International SA 7.00%, 12/31/17(a)		800	1,171,290
T-Mobile USA, Inc. 6.125%, 1/15/22	U.S.$	1,460	1,534,825
6.542%, 4/28/20		967	1,039,525
6.625%, 4/01/23		6,000	6,420,000
6.731%, 4/28/22		607	654,801
6.836%, 4/28/23(c)		4,673	5,029,316
tw telecom holdings, Inc. 5.375%, 10/01/22		4,964	5,038,460
6.375%, 9/01/23		3,050	3,248,250
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		5,008	5,358,560

20	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wind Acquisition Finance SA 7.25%, 2/15/18(a)	U.S.$	2,931	$3,084,878
7.375%, 4/23/21(a)		11,267	11,576,842
Windstream Corp. 6.375%, 8/01/23		3,266	3,176,185
7.50%, 6/01/22-4/01/23		7,575	8,064,437
7.75%, 10/15/20-10/01/21		3,754	4,061,270
8.125%, 9/01/18		1,825	1,929,938

			200,730,133

Consumer Cyclical - Automotive – 1.8%
Affinia Group, Inc. 7.75%, 5/01/21		7,929	8,484,030
Allison Transmission, Inc. 7.125%, 5/15/19(a)		9,699	10,474,920
American Axle & Manufacturing, Inc. 6.625%, 10/15/22(c)		2,925	3,169,969
Banque PSA Finance SA 4.375%, 4/04/16(a)		1,500	1,552,500
Commercial Vehicle Group, Inc. 7.875%, 4/15/19(c)		7,600	7,866,000
Dana Holding Corp. 6.00%, 9/15/23		3,683	3,876,357
6.50%, 2/15/19		675	717,188
6.75%, 2/15/21		638	691,433
Exide Technologies 8.625%, 2/01/18(e)		10,401	6,864,660
General Motors Co. 4.875%, 10/02/23(a)		1,735	1,793,556
General Motors Financial Co., Inc. 6.75%, 6/01/18		1,640	1,865,500
Gestamp Funding Luxembourg SA 5.875%, 5/31/20(a)	EUR	1,056	1,564,664
Goodyear Dunlop Tires Europe BV 6.75%, 4/15/19(a)		1,168	1,741,957
Goodyear Tire & Rubber Co. (The) 7.00%, 3/15/28	U.S.$	700	728,000
8.75%, 8/15/20		2,829	3,331,147
LKQ Corp. 4.75%, 5/15/23		10,086	9,682,560
Meritor, Inc. 4.00%, 2/15/27(h)		900	918,563
6.25%, 2/15/24		2,087	2,081,782
6.75%, 6/15/21		4,325	4,573,687
8.125%, 9/15/15		2,710	2,933,575
Navistar International Corp. 8.25%, 11/01/21		5,169	5,259,457

ALLIANCEBERNSTEIN HIGH INCOME FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rhino Bondco S.P.A 7.25%, 11/15/20(a)	EUR	1,984	$2,958,940
Schaeffler Finance BV 8.50%, 2/15/19(a)	U.S.$	6,081	6,834,436
Schaeffler Holding Finance BV 6.875% (6.875% Cash or 7.625% PIK), 8/15/18(a)(d)		2,200	2,334,750
6.875%, 8/15/18(a)(d)	EUR	3,174	4,665,454
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		6,204	9,242,325
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	3,700	4,051,500
7.75%, 8/15/18		1,143	1,203,008
Titan International, Inc. 6.875%, 10/01/20(a)		3,665	3,884,900
UCI International, Inc. 8.625%, 2/15/19		3,141	3,031,065

			118,377,883

Consumer Cyclical - Entertainment – 0.5%
Activision Blizzard, Inc. 5.625%, 9/15/21(a)		2,747	2,928,989
6.125%, 9/15/23(a)		2	2,175
AMC Entertainment, Inc. 9.75%, 12/01/20		2,076	2,387,400
ClubCorp Club Operations, Inc. 10.00%, 12/01/18		2,303	2,539,057
Greektown Holdings LLC 10.75%, 12/01/13(g)(i)(j)		715	– 0	–
Liberty Interactive LLC 3.75%, 2/15/30		2,357	1,396,523
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		3,073	3,349,570
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		1,806	1,882,755
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		271	296,203
Regal Entertainment Group 5.75%, 6/15/23-2/01/25		7,694	7,780,680
Time, Inc./United States 5.75%, 4/15/22(a)		7,772	7,752,570

			30,315,922

Consumer Cyclical - Other – 2.2%
Beazer Homes USA, Inc. 7.50%, 9/15/21		3,353	3,554,180

22	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Boyd Gaming Corp. 9.00%, 7/01/20(c)	U.S.$	4,320	$4,773,600
9.125%, 12/01/18		4,500	4,826,250
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18		1,935	880,425
11.25%, 6/01/17		1,350	1,289,250
Chester Downs & Marina LLC/Chester Downs Finance Corp. 9.25%, 2/01/20(a)		3,222	3,189,780
Choice Hotels International, Inc. 5.75%, 7/01/22		517	546,081
DR Horton, Inc. 4.75%, 5/15/17		2,000	2,117,500
6.50%, 4/15/16		1,000	1,090,000
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		2,950	3,156,500
8.875%, 6/15/20		7,196	7,573,790
K. Hovnanian Enterprises, Inc. 7.25%, 10/15/20(a)		5,383	5,827,097
KB Home 7.00%, 12/15/21		1,000	1,072,500
7.25%, 6/15/18		1,000	1,125,000
7.50%, 9/15/22		1,266	1,386,270
9.10%, 9/15/17		2,300	2,714,000
Lennar Corp. 6.95%, 6/01/18		2,780	3,148,350
Series B 6.50%, 4/15/16		3,200	3,472,000
M/I Homes, Inc. 8.625%, 11/15/18		5,325	5,737,687
Marina District Finance Co., Inc. 9.875%, 8/15/18		5,220	5,559,300
MCE Finance Ltd. 5.00%, 2/15/21(a)		5,342	5,328,645
Meritage Homes Corp. 7.00%, 4/01/22		2,749	3,013,591
7.15%, 4/15/20		2,500	2,775,000
MGM Resorts International 6.625%, 7/15/15		2,000	2,115,000
7.625%, 1/15/17		4,965	5,647,688
New Cotai LLC/New Cotai Capital Corp. 10.625%, 5/01/19(a)(d)		4,491	5,119,550
PulteGroup, Inc. 7.875%, 6/15/32		2,600	2,879,500
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		1,000	1,160,000
7.50%, 10/15/27		3,000	3,375,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Ryland Group, Inc. (The) 6.625%, 5/01/20	U.S.$	4,500	$4,882,500
Safari Holding Verwaltungs GmbH 8.25%, 2/15/21(a)	EUR	1,752	2,600,782
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19	U.S.$	6,386	7,008,635
Standard Pacific Corp. 8.375%, 5/15/18		3,250	3,835,000
10.75%, 9/15/16		1,667	1,992,065
Studio City Finance Ltd. 8.50%, 12/01/20(a)		6,910	7,687,375
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(a)		4,004	4,394,390
Toll Brothers Finance Corp. 5.15%, 5/15/15		1,900	1,976,000
Wolverine World Wide, Inc. 6.125%, 10/15/20		1,999	2,158,920
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20		8,590	9,492,809

			140,482,010

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18		4,666	5,062,610

Consumer Cyclical - Retailers – 1.7%
Asbury Automotive Group, Inc. 8.375%, 11/15/20		1,555	1,741,600
AutoNation, Inc. 6.75%, 4/15/18		349	401,350
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	8,325	14,853,604
Burlington Coat Factory Warehouse Corp. 10.00%, 2/15/19	U.S.$	5,401	5,968,105
Burlington Holdings LLC/Burlington Holding Finance, Inc. 9.00% (9.00% Cash or 9.75% PIK), 2/15/18(a)(d)		321	328,627
Cash America International, Inc. 5.75%, 5/15/18		8,065	8,065,000
Chinos Intermediate Holdings A, Inc. 7.75% (7.75% Cash or 8.50% PIK), 5/01/19(a)(d)		3,332	3,448,620
CST Brands, Inc. 5.00%, 5/01/23		1,008	997,920

24	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JC Penney Corp., Inc. 6.375%, 10/15/36	U.S.$	1,169	$859,215
7.40%, 4/01/37		4,492	3,346,540
L Brands, Inc. 5.25%, 11/01/14		3,194	3,257,880
6.625%, 4/01/21		501	560,494
6.90%, 7/15/17		2,401	2,731,138
Michaels Stores, Inc. 7.75%, 11/01/18		9,270	9,814,612
Murphy Oil USA, Inc. 6.00%, 8/15/23(a)		3,166	3,268,895
Neiman Marcus Group Ltd. LLC 8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(d)		2,223	2,456,415
New Look Bondco I PLC 8.375%, 5/14/18(a)		3,846	4,095,990
8.38%, 5/14/18(a)		5,154	5,489,010
Phones4u Finance PLC 9.50%, 4/01/18(a)	GBP	7,750	13,659,536
Rite Aid Corp. 8.00%, 8/15/20	U.S.$	2,300	2,541,500
10.25%, 10/15/19		3,074	3,362,187
Sally Holdings LLC/Sally Capital, Inc. 5.75%, 6/01/22		6,406	6,806,375
Sonic Automotive, Inc. 5.00%, 5/15/23		8,953	8,796,322
Toys R US – Delaware, Inc. 7.375%, 9/01/16(a)(c)		3,312	3,030,480

			109,881,415

Consumer Non-Cyclical – 7.4%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		6,212	6,708,960
Alere, Inc. 6.50%, 6/15/20		895	939,750
7.25%, 7/01/18		3,046	3,342,985
8.625%, 10/01/18		9,025	9,656,750
ARAMARK Corp. 5.75%, 3/15/20		2,684	2,814,845
Big Heart Pet Brands 7.625%, 2/15/19		8,979	9,360,608
Biomet, Inc. 6.50%, 8/01/20-10/01/20		10,227	11,155,781
Boparan Finance PLC 9.75%, 4/30/18(a)	EUR	2,398	3,576,380
9.875%, 4/30/18(a)	GBP	800	1,448,647
Capsugel Finance Co. SCA 9.875%, 8/01/19(a)	EUR	2,450	3,720,622

ALLIANCEBERNSTEIN HIGH INCOME FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capsugel SA 7.00% (7.00% Cash or 7.75% PIK), 5/15/19(a)(d)	U.S.$	4,084	$4,206,520
Care UK Health & Social Care PLC 9.75%, 8/01/17(a)	GBP	10,750	19,275,618
9.75%, 8/01/17		2,900	5,195,674
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18	U.S.$	6,160	6,264,720
Cerba European Lab SAS 7.00%, 2/01/20(a)(c)	EUR	7,200	10,862,950
CHS/Community Health Systems, Inc. 6.875%, 2/01/22(a)	U.S.$	14,754	15,288,832
7.125%, 7/15/20		8,029	8,611,103
ConvaTec Healthcare E SA 10.50%, 12/15/18(a)		8,448	9,292,800
Cott Beverages, Inc. 8.125%, 9/01/18		1,390	1,469,925
Elior Finance & Co. SCA 6.50%, 5/01/20(a)	EUR	1,013	1,542,453
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	4,859	9,106,368
Endo Finance LLC 5.75%, 1/15/22(a)	U.S.$	600	619,500
Endo Health Solutions, Inc. 7.00%, 7/15/19-12/15/20		3,610	3,880,750
7.25%, 1/15/22		9,055	9,892,587
Envision Healthcare Corp. 8.125%, 6/01/19		5,952	6,324,000
Financiere Medicis Lux SA 7.00%, 5/15/20	EUR	1,234	1,801,869
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)	U.S.$	15,758	14,891,310
Forest Laboratories, Inc. 5.00%, 12/15/21(a)		3,997	4,271,794
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	267	463,200
Grifols Worldwide Operations Ltd. 5.25%, 4/01/22(a)	U.S.$	1,934	1,963,010
HCA Holdings, Inc. 7.75%, 5/15/21(c)		4,500	4,944,375
HCA, Inc. 5.875%, 3/15/22		2,450	2,627,625
6.50%, 2/15/16		782	848,470
HealthSouth Corp.
7.75%, 9/15/22		352	386,320
8.125%, 2/15/20		1,455	1,578,675
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	3,250	4,755,929
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 5/15/19	U.S.$	19,742	20,975,875

26	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

IDH Finance PLC 6.00%, 12/01/18(a)	GBP	2,545	$4,484,971
Jaguar Holding Co. I 9.375% (9.375% Cash or 10.125% PIK), 10/15/17(a)(d)	U.S.$	4,616	4,823,720
Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		7,556	8,349,380
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		14,959	17,090,657
Labco SA 8.50%, 1/15/18(a)	EUR	6,500	9,626,475
LifePoint Hospitals, Inc. 6.625%, 10/01/20	U.S.$	2,150	2,343,500
MPH Acquisition Holdings LLC 6.625%, 4/01/22(a)		3,097	3,205,395
New Albertsons, Inc. 7.45%, 8/01/29(c)		4,110	3,452,400
8.00%, 5/01/31		2,235	1,899,750
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20		10,446	11,333,910
Party City Holdings, Inc. 8.875%, 8/01/20		8,041	8,965,715
Picard Bondco SA 9.00%, 10/01/18(a)	EUR	2,300	3,414,332
Pilgrim’s Pride Corp. 7.875%, 12/15/18	U.S.$	4,054	4,342,848
Pinnacle Merger Sub, Inc. 9.50%, 10/01/23(a)		10,830	11,967,150
Post Holdings, Inc. 7.375%, 2/15/22		6,371	6,816,970
7.375%, 2/15/22(a)		1,400	1,498,000
Priory Group No. 3 PLC 7.00%, 2/15/18(a)	GBP	6,727	11,982,549
R&R Ice Cream PLC 8.375%, 11/15/17(a)	EUR	3,450	5,089,238
R&R PIK PLC 9.25%, 5/15/18(a)(d)		4,332	6,134,587
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 9.50%, 6/15/19(a)	U.S.$	2,252	2,460,310
Salix Pharmaceuticals Ltd. 6.00%, 1/15/21(a)		2,795	2,997,638
Serta Simmons Holdings LLC 8.125%, 10/01/20(a)(c)		9,510	10,449,112
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		3,549	3,699,833

ALLIANCEBERNSTEIN HIGH INCOME FUND •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.875%, 8/01/21(a)	U.S.$	5,820	$6,118,275
6.625%, 8/15/22		1,516	1,654,335
7.75%, 7/01/17		5,250	6,076,875
Spectrum Brands, Inc. 6.375%, 11/15/20		2,586	2,805,810
6.625%, 11/15/22		2,624	2,866,720
6.75%, 3/15/20		3,475	3,748,656
Stater Bros. Holdings, Inc. 7.375%, 11/15/18		4,060	4,299,540
Sun Products Corp. (The) 7.75%, 3/15/21(a)		7,463	6,754,015
TeamSystem Holding SpA 7.375%, 5/15/20(a)	EUR	3,953	5,812,259
Tenet Healthcare Corp. 6.25%, 11/01/18	U.S.$	2,291	2,521,246
6.875%, 11/15/31		2,106	1,955,948
8.00%, 8/01/20		2,000	2,175,000
8.125%, 4/01/22(c)		12,895	14,313,450
United Surgical Partners International, Inc. 9.00%, 4/01/20		3,450	3,851,063
Valeant Pharmaceuticals International 6.375%, 10/15/20(a)		2,520	2,709,000
6.75%, 8/15/21(a)		2,100	2,252,250
7.00%, 10/01/20(a)		10,450	11,181,500
7.25%, 7/15/22(a)		5,402	5,888,180
7.50%, 7/15/21(a)		2,108	2,350,420
Visant Corp. 10.00%, 10/01/17		2,798	2,630,120
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	4,750	8,360,746
VWR Funding, Inc. 7.25%, 9/15/17	U.S.$	3,799	4,073,858
WellCare Health Plans, Inc. 5.75%, 11/15/20		5,640	6,020,700

			480,915,986

Energy – 5.6%
Antero Resources Corp. 5.125%, 12/01/22		2,239	2,258,591
Antero Resources Finance Corp. 5.375%, 11/01/21(a)		9,000	9,202,500
7.25%, 8/01/19		2,946	3,149,863
Athlon Holdings LP/Athlon Finance Corp. 6.00%, 5/01/22(a)		1,930	1,954,125
7.375%, 4/15/21(a)		15,990	17,269,200
ATP Oil & Gas Corp./United States 11.875%, 5/01/15(e)		2,700	39,690
Atwood Oceanics, Inc. 6.50%, 2/01/20		1,420	1,512,300

28	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Basic Energy Services, Inc. 7.75%, 2/15/19	U.S.$	4,460	$4,772,200
Berry Petroleum Co. LLC 6.375%, 9/15/22		12,667	12,983,675
Bill Barrett Corp. 7.625%, 10/01/19		2,500	2,700,000
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		862	922,340
Bristow Group, Inc. 6.25%, 10/15/22		2,741	2,939,723
CGG SA 9.50%, 5/15/16		1,480	1,522,550
Chaparral Energy, Inc. 7.625%, 11/15/22		7,282	7,755,330
8.25%, 9/01/21		2,000	2,185,000
CHC Helicopter SA 9.25%, 10/15/20		7,780	8,363,070
9.375%, 6/01/21		3,475	3,596,625
Chesapeake Energy Corp. 2.50%, 5/15/37		1,653	1,700,524
Cimarex Energy Co. 5.875%, 5/01/22		3,526	3,834,525
CITGO Petroleum Corp. 11.50%, 7/01/17(a)		4,527	4,843,890
Concho Resources, Inc. 5.50%, 4/01/23		2,000	2,082,500
Denbury Resources, Inc. 4.625%, 7/15/23		8,575	8,156,969
5.50%, 5/01/22		6,130	6,198,962
6.375%, 8/15/21		991	1,062,848
Diamondback Energy, Inc. 7.625%, 10/01/21(a)		7,270	7,869,855
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		3,500	3,762,500
9.25%, 12/15/17		3,600	3,910,500
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 5/01/20		6,884	7,933,810
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		3,059	3,284,601
Era Group, Inc. 7.75%, 12/15/22		3,450	3,639,750
Expro Finance Luxembourg SCA 8.50%, 12/15/16(a)		1,560	1,630,200
Golden Close Maritime Corp., Ltd. Series E 11.00%, 12/09/15		2,737	2,870,681
Hilcorp Energy I LP/Hilcorp Finance Co. 8.00%, 2/15/20(a)		1,000	1,078,750

ALLIANCEBERNSTEIN HIGH INCOME FUND •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hornbeck Offshore Services, Inc. 5.00%, 3/01/21	U.S.$	5,000	$4,850,000
5.875%, 4/01/20		4,695	4,882,800
Jones Energy Holdings LLC 6.75%, 4/01/22(a)		4,392	4,556,700
Key Energy Services, Inc. 6.75%, 3/01/21		5,746	6,062,030
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		2,184	2,424,240
Laredo Petroleum, Inc. 7.375%, 5/01/22		3,511	3,870,878
Linn Energy LLC/Linn Energy Finance Corp. 7.25%, 11/01/19(a)		9,988	10,325,095
8.625%, 4/15/20		4,190	4,519,962
Newfield Exploration Co. 7.125%, 5/15/18		1,989	2,058,615
Northern Blizzard Resources, Inc. 7.25%, 2/01/22(a)		6,100	6,267,750
Northern Oil and Gas, Inc. 8.00%, 6/01/20		5,985	6,359,062
Oasis Petroleum, Inc. 6.875%, 3/15/22(a)		10,332	11,210,220
Offshore Group Investment Ltd. 7.125%, 4/01/23		9,423	9,281,655
7.50%, 11/01/19		8,860	9,214,400
Oil States International, Inc. 6.50%, 6/01/19		3,394	3,567,943
Pacific Drilling SA 5.375%, 6/01/20(a)		15,999	15,559,027
PDC Energy, Inc. 7.75%, 10/15/22		3,669	4,026,727
Perpetual Energy, Inc. 8.75%, 3/15/18(a)	CAD	3,042	2,747,667
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)	U.S.$	7,821	8,407,575
PHI, Inc. 5.25%, 3/15/19(a)		7,518	7,630,770
Precision Drilling Corp. 6.50%, 12/15/21		1,870	2,024,275
QEP Resources, Inc. 5.25%, 5/01/23		4,551	4,505,490
6.875%, 3/01/21		1,453	1,605,565
Resolute Energy Corp. 8.50%, 5/01/20		3,993	4,172,685
Rosetta Resources, Inc. 5.875%, 6/01/22		4,838	4,934,760

30	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sanchez Energy Corp. 7.75%, 6/15/21(a)	U.S.$	9,136	$9,775,520
SandRidge Energy, Inc. 8.125%, 10/15/22		3,164	3,425,030
Seitel, Inc. 9.50%, 4/15/19		3,900	4,056,000
SESI LLC 6.375%, 5/01/19		771	825,934
7.125%, 12/15/21		3,333	3,749,625
Seven Generations Energy Ltd. 8.25%, 5/15/20(a)		17,102	18,683,935
Tervita Corp. 8.00%, 11/15/18(a)		11,093	11,203,930
9.75%, 11/01/19(a)		4,592	4,155,760
10.875%, 2/15/18(a)(c)		3,000	2,842,500
W&T Offshore, Inc. 8.50%, 6/15/19		3,500	3,780,000
Whiting Petroleum Corp. 5.75%, 3/15/21		4,426	4,746,885

			359,298,657

Other Industrial – 2.0%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)(c)		9,645	10,368,375
9.00%, 10/15/18(a)	EUR	1,810	2,724,547
10.75%, 10/15/19(a)	U.S.$	2,300	2,461,000
B456 Systems, Inc. 3.75%, 4/15/16(g)(i)		3,985	657,525
Briggs & Stratton Corp. 6.875%, 12/15/20		737	818,070
General Cable Corp. 4.50%, 11/15/29(h)		3,200	3,204,000
6.50%, 10/01/22(a)		5,113	5,125,783
Interline Brands, Inc. 10.00%, 11/15/18(d)		5,887	6,402,113
Laureate Education, Inc. 9.25%, 9/01/19(a)		20,060	21,163,300
Liberty Tire Recycling LLC 11.00%, 10/01/16(a)		4,400	4,268,000
Modular Space Corp. 10.25%, 1/31/19(a)		14,011	14,606,467
Mueller Water Products, Inc. 7.375%, 6/01/17		4,215	4,278,225
8.75%, 9/01/20		720	802,800
NANA Development Corp. 9.50%, 3/15/19(a)		5,451	5,532,765
New Enterprise Stone & Lime Co., Inc. 11.00%, 9/01/18	U.S.$	5,367	5,125,485

ALLIANCEBERNSTEIN HIGH INCOME FUND •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

13.00% (5.00% Cash and 8.00% PIK), 3/15/18(d)	U.S.$	4,490	$5,130,388
Pipe Holdings PLC 9.50%, 11/01/15(a)	GBP	3,659	6,425,588
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	12,408	13,152,480
Trionista Holdco GmbH 5.00%, 4/30/20(a)(c)	EUR	742	1,075,593
Trionista TopCo GmbH 6.875%, 4/30/21(a)(c)		1,581	2,380,541
Wendel SA 4.375%, 8/09/17		1,750	2,606,917
Xella Holdco Finance SA 9.125% (9.125% Cash or 9.875% PIK), 9/15/18(a)(d)		4,100	6,121,855
Zachry Holdings, Inc. 7.50%, 2/01/20(a)	U.S.$	4,500	4,871,250

			129,303,067

Services – 1.7%
ADT Corp. (The) 3.50%, 7/15/22		645	569,213
4.13%, 4/15/19		7,422	7,403,445
6.25%, 10/15/21(a)(c)		4,207	4,385,798
Carlson Wagonlit BV 6.875%, 6/15/19(a)		3,275	3,500,156
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	547	827,180
8.00%, 1/15/21(a)		1,431	2,198,717
Gtech SpA 8.25%, 3/31/66(a)		10,343	15,610,670
ISS A/S 8.875%, 5/15/16(a)		970	1,349,149
Manutencoop Facility Management SpA 8.50%, 8/01/20(a)		2,637	4,065,444
Mobile Mini, Inc. 7.875%, 12/01/20		2,320	2,569,400
Monitronics International, Inc. 9.125%, 4/01/20	U.S.$	2,267	2,411,521
Realogy Group LLC 9.00%, 1/15/20(a)		3,500	4,007,500
Sabre GLBL, Inc. 8.50%, 5/15/19(a)		11,613	12,803,332
Sabre Holdings Corp. 8.35%, 3/15/16(b)		2,939	3,276,985
Service Corp. International/US 6.75%, 4/01/15		1,500	1,580,250

32	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.75%, 4/01/16(k)	U.S.$	2,900	$3,146,500
7.50%, 4/01/27		1,575	1,681,313
ServiceMaster Co./The 7.00%, 8/15/20		9,300	9,811,500
8.00%, 2/15/20		6,087	6,566,351
Travelport LLC 10.875%, 9/01/16(a)	EUR	2,676	3,749,674
Travelport LLC/Travelport Holdings, Inc. 6.361%, 3/01/16(a)(k)	U.S.$	475	474,654
13.875% (11.375% Cash and 2.50% PIK), 3/01/16(a)(d)		7,742	8,051,702
West Corp. 7.875%, 1/15/19		3,305	3,523,956
8.625%, 10/01/18		5,535	5,908,612

			109,473,022

Technology – 4.6%
Advanced Micro Devices, Inc. 8.125%, 12/15/17(c)		133	138,985
Alcatel-Lucent USA, Inc. 6.75%, 11/15/20(a)		3,607	3,787,350
8.875%, 1/01/20(a)		2,881	3,241,125
Amkor Technology, Inc. 6.375%, 10/01/22		10,924	11,497,510
Aspect Software, Inc. 10.625%, 5/15/17(c)		4,211	4,447,869
Audatex North America, Inc. 6.00%, 6/15/21(a)		3,018	3,236,805
6.125%, 11/01/23(a)		5,299	5,663,306
Avaya, Inc.
7.00%, 4/01/19(a)		2,789	2,775,055
10.50%, 3/01/21(a)(c)		16,987	15,458,170
Blackboard, Inc. 7.75%, 11/15/19(a)		5,337	5,617,192
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		8,795	9,212,762
Brightstar Corp. 7.25%, 8/01/18(a)		7,434	8,158,815
9.50%, 12/01/16(a)		6,166	6,690,110
CDW LLC/CDW Finance Corp. 8.00%, 12/15/18		2,118	2,274,203
8.50%, 4/01/19		11,125	12,167,969
12.535%, 10/12/17		98	102,410
Ceridian Corp. 8.875%, 7/15/19(a)		4,536	5,165,370
11.25%, 11/15/15		1,849	1,872,113
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		12,000	13,860,000

ALLIANCEBERNSTEIN HIGH INCOME FUND •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CommScope, Inc. 8.25%, 1/15/19(a)	U.S.$	7,693	$8,327,672
Compiler Finance Sub, Inc. 7.00%, 5/01/21(a)		1,945	1,964,450
CoreLogic, Inc./United States 7.25%, 6/01/21		889	964,565
CPI International, Inc. 8.75%, 2/15/18		6,323	6,591,727
DCP LLC/DCP Corp. 10.75%, 8/15/15(a)		2,385	2,408,850
Eagle Midco, Inc. 9.00%, 6/15/18(a)		8,480	8,872,200
Epicor Software Corp. 8.625%, 5/01/19		3,738	4,074,420
First Data Corp. 6.75%, 11/01/20(a)		1,630	1,756,325
7.375%, 6/15/19(a)		2,240	2,413,600
8.25%, 1/15/21(a)(c)		7,500	8,081,250
11.75%, 8/15/21		9,744	10,377,360
12.625%, 1/15/21		6,761	8,113,200
First Data Holdings, Inc. 14.50%, 9/24/19(a)(c)(d)		2,495	2,404,459
Freescale Semiconductor, Inc. 5.00%, 5/15/21(a)		4,637	4,683,370
6.00%, 1/15/22(a)		5,454	5,699,430
8.05%, 2/01/20		277	302,623
Goodman Networks, Inc. 12.125%, 7/01/18		5,000	5,525,000
12.375%, 7/01/18(a)		3,670	4,055,350
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125% (7.125% Cash or 7.875% PIK), 5/01/21(a)(d)		5,493	5,520,465
Infor US, Inc. 9.375%, 4/01/19		6,278	7,047,055
10.00%, 4/01/19	EUR	2,539	3,998,017
Interactive Data Corp. 10.25%, 8/01/18	U.S.$	4,700	5,040,750
InterXion Holding NV 6.00%, 7/15/20(a)	EUR	12,930	19,135,467
Iron Mountain, Inc. 5.75%, 8/15/24	U.S.$	3,155	3,115,562
MMI International Ltd. 8.00%, 3/01/17(a)		6,778	6,922,032
Numericable Group SA 5.375%, 5/15/22(a)	EUR	622	894,213
5.625%, 5/15/24(a)		1,981	2,854,866

34	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

6.00%, 5/15/22(a)	U.S.$	8,105	$8,297,494
6.25%, 5/15/24(a)		2,975	3,045,656
NXP BV/NXP Funding LLC 5.75%, 2/15/21-3/15/23(a)		8,374	8,855,505
Sensata Technologies BV 6.50%, 5/15/19(a)		5,000	5,350,000
Serena Software, Inc. 10.375%, 3/15/16		336	336,773
SITEL LLC/Sitel Finance Corp. 11.00%, 8/01/17(a)		3,400	3,646,500
Sophia LP/Sophia Finance, Inc. 9.75%, 1/15/19(a)		1,550	1,724,375
SunGard Data Systems, Inc. 7.625%, 11/15/20		6,170	6,740,725
Syniverse Holdings, Inc. 9.125%, 1/15/19		1,598	1,733,830
Teamsystem Holding SpA 7.38%, 5/15/20	EUR	1,170	1,720,299
Viasystems, Inc. 7.875%, 5/01/19(a)	U.S.$	1,107	1,181,723

			299,144,277

Transportation - Airlines – 0.3%
Air Canada 6.75%, 10/01/19(a)		6,910	7,445,525
8.75%, 4/01/20(a)		5,265	5,758,594
Northwest Airlines Pass-Through Trust Series 2000-1, Class G 7.15%, 10/01/19(b)		762	836,140
UAL Pass-Through Trust Series 2007-1, Class A 6.636%, 7/02/22		1,869	2,055,915

			16,096,174

Transportation - Services – 0.8%
America West Airlines Pass-Through Trust Series 1999-1, Class G 7.93%, 1/02/19		1,467	1,628,552
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		3	3,041
8.25%, 1/15/19		2,298	2,447,370
Avis Budget Finance PLC 6.00%, 3/01/21(a)	EUR	2,070	3,033,383
CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	2,077	2,134,118
Europcar Groupe SA 11.50%, 5/15/17(a)	EUR	4,648	7,455,127

ALLIANCEBERNSTEIN HIGH INCOME FUND •	35

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hapag-Lloyd AG 9.75%, 10/15/17(a)(c)	U.S.$	2,250	$2,407,500
Hertz Corp. (The) 5.875%, 10/15/20		3,548	3,760,880
6.75%, 4/15/19		8,288	8,888,880
7.50%, 10/15/18		1,900	2,014,000
LBC Tank Terminals Holding Netherlands BV 6.875%, 5/15/23(a)		9,177	9,727,620
Oshkosh Corp. 5.375%, 3/01/22(a)		3,301	3,375,273
Overseas Shipholding Group, Inc. 8.125%, 3/30/18(e)		2,250	2,666,250
Stena AB 5.875%, 2/01/19(a)	EUR	2,000	3,017,486
7.875%, 3/15/20(a)(c)		1,000	1,623,199

			54,182,679

			2,916,630,797

Financial Institutions – 6.7%
Banking – 2.7%
ABN AMRO Bank NV 4.31%, 3/10/16		5,396	7,598,433
Ally Financial, Inc. 4.625%, 6/26/15	U.S.$	4,725	4,903,132
7.50%, 9/15/20		2,638	3,126,030
8.00%, 11/01/31		7,668	9,413,785
Series 8 6.75%, 12/01/14		2,590	2,674,175
Bank of America Corp. Series U 5.20%, 6/01/23		9,164	8,614,160
Bank of Ireland 10.00%, 2/12/20	EUR	2,270	3,870,471
Barclays Bank PLC 7.625%, 11/21/22	U.S.$	7,803	8,861,282
7.70%, 4/25/18(a)		4,629	5,082,082
7.75%, 4/10/23		4,778	5,303,580
Barclays PLC 8.00%, 12/15/20	EUR	1,243	1,841,983
8.25%, 12/15/18(c)	U.S.$	2,089	2,225,830
BBVA International Preferred SAU 4.952%, 9/20/16(a)	EUR	6,650	9,131,312
Series F 9.10%, 10/21/14	GBP	1,000	1,738,208
Citigroup, Inc. 5.95%, 1/30/23	U.S.$	12,542	12,400,902
Commerzbank AG 8.125%, 9/19/23(a)		5,125	5,983,437

36	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Capital III Series B 8.05%, 6/15/27	U.S.$	11,735	$14,077,552
Credit Agricole SA 7.875%, 1/23/24(a)		2,098	2,250,105
Credit Suisse Group AG 7.50%, 12/11/23(a)		6,214	6,757,725
Dresdner Funding Trust I 8.151%, 6/30/31(a)		816	946,560
HBOS Capital Funding LP 4.939%, 5/23/16	EUR	3,901	5,249,691
6.071%, 6/30/14(a)	U.S.$	1,840	1,840,000
HT1 Funding GmbH 6.352%, 6/30/17	EUR	2,700	3,914,408
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	3,820	4,146,610
Lloyds Banking Group PLC 7.50%, 6/27/24		11,389	11,901,505
Macquarie Capital Funding LP/Jersey 6.177%, 4/15/20	GBP	2,000	3,258,612
RBS Capital Trust A 2.413%, 6/30/14(k)	EUR	2,550	3,396,233
Regions Bank/Birmingham AL 6.45%, 6/26/37	U.S.$	5,300	6,135,900
SNS Bank NV 11.25%, 12/31/99(g)(i)(j)	EUR	1,001	– 0	–
Societe Generale SA 4.196%, 1/26/15		1,500	2,101,315
6.999%, 12/19/17		2,650	4,191,184
7.875%, 12/18/23(a)	U.S.$	6,357	6,619,226
UT2 Funding PLC 5.321%, 6/30/16	EUR	1,293	1,892,505
Zions Bancorporation 5.80%, 6/15/23	U.S.$	2,500	2,337,500

			173,785,433

Brokerage – 0.2%
E*Trade Financial Corp. 6.375%, 11/15/19		6,552	7,117,110
6.75%, 6/01/16		4,634	5,010,512
GFI Group, Inc. 10.375%, 7/19/18		3,200	3,460,000
Lehman Brothers Holdings, Inc. 4.80%, 3/13/14(i)		1,800	330,750
6.875%, 5/02/18(i)		1,600	298,000

			16,216,372

Finance – 1.8%
AerCap Aviation Solutions BV 6.375%, 5/30/17		4,215	4,604,887

ALLIANCEBERNSTEIN HIGH INCOME FUND •	37

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Aviation Capital Group Corp. 4.625%, 1/31/18(a)	U.S.$	2,367	$2,478,718
6.75%, 4/06/21(a)		5,450	6,094,915
7.125%, 10/15/20(a)		5,190	5,822,952
CIT Group, Inc. 5.00%, 5/15/17		2,734	2,921,963
5.25%, 3/15/18		3,667	3,932,857
Creditcorp 12.00%, 7/15/18(a)		13,205	13,469,100
ILFC E-Capital Trust II 6.25%, 12/21/65(a)		1,500	1,451,250
International Lease Finance Corp. 5.875%, 4/01/19		2,300	2,495,500
8.25%, 12/15/20		10,200	12,303,750
8.75%, 3/15/17		2,375	2,766,875
8.875%, 9/01/17		2,210	2,627,138
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		8,867	9,554,192
Oxford Finance LLC/Oxford Finance Co-Issuer, Inc. 7.25%, 1/15/18(a)		3,183	3,381,938
Peninsula Gaming LLC/Peninsula Gaming Corp. 8.375%, 2/15/18(a)		3,759	4,040,925
SLM Corp. 4.875%, 6/17/19		5,837	6,004,837
5.50%, 1/15/19-1/25/23		2,948	3,048,775
5.625%, 8/01/33		8,534	7,467,250
7.25%, 1/25/22		1,638	1,803,848
8.00%, 3/25/20		3,466	4,003,230
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		12,780	13,610,700

			113,885,600

Insurance – 1.0%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20(a)		3,937	4,173,220
American Equity Investment Life Holding Co. 6.625%, 7/15/21		8,506	9,112,053
CNO Financial Group, Inc. 6.375%, 10/01/20(a)		1,000	1,080,000
Genworth Holdings, Inc. 6.15%, 11/15/66		2,535	2,370,225
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		1,856	2,190,080

38	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Hockey Merger Sub 2, Inc. 7.875%, 10/01/21(a)	U.S.$	5,630	$6,010,025
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		14,759	16,788,362
USI, Inc./NY 7.75%, 1/15/21(a)		11,334	11,702,355
XL Group PLC Series E 6.50%, 4/15/17		11,629	11,454,565

			64,880,885

Other Finance – 0.9%
ACE Cash Express, Inc. 11.00%, 2/01/19(a)		1,784	1,427,200
CNG Holdings, Inc./OH 9.375%, 5/15/20(a)		16,179	14,722,890
FTI Consulting, Inc. 6.00%, 11/15/22		3,000	3,060,000
6.75%, 10/01/20		3,150	3,390,188
Gardner Denver, Inc. 6.875%, 8/15/21(a)(c)		7,190	7,378,737
Harbinger Group, Inc. 7.75%, 1/15/22		2,930	2,951,975
7.875%, 7/15/19		3,913	4,284,735
iPayment Holdings, Inc. 15.00% (7.50% Cash and 7.50% PIK), 11/15/18(d)		3,624	1,522,025
iPayment, Inc. 10.25%, 5/15/18		7,377	5,163,900
Speedy Cash Intermediate Holdings Corp. 10.75%, 5/15/18(a)(c)		6,062	6,016,535
Speedy Group Holdings Corp. 12.00%, 11/15/17(a)		7,561	7,561,000

			57,479,185

REITS – 0.1%
Felcor Lodging LP 5.625%, 3/01/23		7,213	7,303,163

			433,550,638

Utility – 2.3%
Electric – 1.1%
AES Corp./VA 4.875%, 5/15/23		1,500	1,436,250
7.375%, 7/01/21		3,145	3,601,025
8.00%, 10/15/17		348	413,250
Calpine Corp. 5.875%, 1/15/24(a)		3,988	4,092,685
DPL, Inc. 7.25%, 10/15/21		986	1,057,485

ALLIANCEBERNSTEIN HIGH INCOME FUND •	39

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

EDP Finance BV 4.90%, 10/01/19(a)	U.S.$	416	$433,680
5.875%, 2/01/16(a)	EUR	1,823	2,722,112
6.00%, 2/02/18(a)	U.S.$	10,232	11,101,720
Enel SpA 8.75%, 9/24/73(a)		4,260	4,867,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 8/15/17(a)(f)		4,973	5,184,353
10.00%, 12/01/20(f)		1,072	1,134,980
10.25%, 12/01/20(a)(f)		2,524	2,672,285
FirstEnergy Corp. Series C 7.375%, 11/15/31		4,551	5,283,115
GenOn Energy, Inc. 9.50%, 10/15/18		8,739	9,241,492
NRG Energy, Inc. 6.625%, 3/15/23(c)		7,677	8,022,465
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67		5,125	5,176,250
Techem Energy Metering Service GmbH & Co. KG 7.875%, 10/01/20(a)	EUR	366	570,505
Techem GmbH 6.125%, 10/01/19(a)		1,450	2,190,615
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(a)(f)	U.S.$	2,679	2,143,200

			71,344,517

Natural Gas – 1.2%
El Paso LLC Series G 7.75%, 1/15/32		6,085	6,574,934
7.80%, 8/01/31		2,897	3,111,152
Hiland Partners LP/Hiland Partners Finance Corp. 7.25%, 10/01/20(a)		9,048	9,862,320
Holly Energy Partners LP/Holly Energy Finance Corp. 6.50%, 3/01/20		3,948	4,204,620
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		745	791,609
Kinder Morgan, Inc./DE 5.625%, 11/15/23(a)		5,071	5,073,581
MarkWest Energy Partners LP/MarkWest Energy Finance Corp. 6.50%, 8/15/21		2,401	2,593,080

40	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. 6.50%, 5/15/21	U.S.$	10,517	$11,305,775
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		9,064	8,542,820
5.50%, 4/15/23		6,015	6,090,187
Sabine Pass Liquefaction LLC 6.25%, 3/15/22(a)		3,000	3,146,250
Sabine Pass LNG LP 6.50%, 11/01/20		2,949	3,118,567
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.25%, 5/01/23		8,186	8,186,000
6.375%, 8/01/22		2,736	2,927,520
6.875%, 2/01/21		3,250	3,485,625

			79,014,040

			150,358,557

Total Corporates – Non-Investment Grades (cost $3,311,258,612)			3,500,539,992

CORPORATES – INVESTMENT GRADES – 8.5%
Financial Institutions – 5.2%
Banking – 2.8%
ABN Amro Bank NV 5.00%, 2/17/16	GBP	1,698	2,896,146
Akbank TAS 5.00%, 10/24/22(a)(c)	U.S.$	3,974	3,854,780
American Express Co. 6.80%, 9/01/66		4,555	5,027,809
Assured Guaranty Municipal Holdings, Inc. 6.40%, 12/15/66(a)		1,801	1,539,855
Baggot Securities Ltd. 10.24%, 12/29/49(a)	EUR	5,912	8,970,952
Barclays Bank PLC 6.86%, 6/15/32(a)	U.S.$	1,905	2,038,350
BNP Paribas Fortis SA 4.625%, 10/27/14(a)	EUR	1,000	1,399,489
BNP Paribas SA 5.186%, 6/29/15(a)	U.S.$	3,333	3,420,491
7.195%, 6/25/37(a)		6,900	7,728,000
BPCE SA 5.70%, 10/22/23(a)		241	255,192
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 8.375%, 7/26/16(a)		5,750	6,339,375

ALLIANCEBERNSTEIN HIGH INCOME FUND •	41

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

8.40%, 6/29/17(a)	U.S.$	5,500	$6,245,250
Credit Agricole SA 7.589%, 1/30/20	GBP	4,950	9,088,868
Credit Suisse AG 6.50%, 8/08/23(a)	U.S.$	9,056	10,124,880
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)		3,191	3,482,179
Danske Bank A/S 5.684%, 2/15/17	GBP	5,500	9,701,757
5.914%, 6/16/14(a)	U.S.$	2,185	2,189,370
HSBC Capital Funding LP/Jersey 10.176%, 6/30/30(a)		1,590	2,321,400
ICICI Bank Ltd./Dubai 4.80%, 5/22/19(a)		5,980	6,193,634
JPMorgan Chase & Co. Series Q 5.15%, 5/01/23		7,128	6,744,870
Series R 6.00%, 8/01/23		3,893	3,873,535
Series S 6.75%, 2/01/24		2,945	3,114,337
Macquarie Group Ltd. 7.30%, 8/01/14(a)		3,350	3,402,963
MUFG Capital Finance 5 Ltd. 6.299%, 1/25/17	GBP	1,225	2,237,890
National Capital Trust II Delaware 5.486%, 3/23/15(a)	U.S.$	1,700	1,738,250
PNC Financial Services Group, Inc. (The) 6.75%, 8/01/21(c)		3,733	4,115,632
Series R 4.85%, 6/01/23		3,888	3,659,580
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		896	1,049,440
Series 1 3.548%, 10/27/14(k)	AUD	3,500	3,242,201
Santander Bank NA 8.75%, 5/30/18	U.S.$	3,800	4,563,105
Standard Chartered PLC 5.20%, 1/26/24(a)		5,722	5,966,587
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		3,939	3,949,088
Turkiye Halk Bankasi AS 4.875%, 7/19/17(a)		4,715	4,812,883
UBS AG/Jersey 4.28%, 4/15/15	EUR	8,250	11,617,322
UBS AG/Stamford CT 7.625%, 8/17/22	U.S.$	8,785	10,438,952

42	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)	U.S.$	1,870	$2,047,654
Wells Fargo & Co. Series S 5.90%, 6/15/24		6,420	6,500,250
Zions Bancorporation 5.65%, 11/15/23		2,289	2,470,625

			178,362,941

Brokerage – 0.1%
Charles Schwab Corp. (The) 7.00%, 2/01/22		6,830	7,891,040

Finance – 0.3%
GE Capital Trust II 5.50%, 9/15/67(a)	EUR	4,000	5,951,731
General Electric Capital Corp. Series A 7.125%, 6/15/22	U.S.$	7,600	8,740,000
Series B 6.25%, 12/15/22		1,500	1,629,375
HSBC Finance Capital Trust IX 5.911%, 11/30/35		3,765	3,906,188

			20,227,294

Insurance – 1.7%
AAI Ltd. 6.15%, 9/07/25	AUD	700	660,276
Series 3 6.75%, 9/23/24		800	748,395
Series 5 6.75%, 10/06/26		500	478,816
American International Group, Inc. 6.82%, 11/15/37	U.S.$	1,938	2,586,191
8.175%, 5/15/58		7,301	9,765,087
AON Corp. 8.205%, 1/01/27		2,495	3,170,803
Aviva PLC 4.729%, 11/28/14	EUR	6,000	8,388,096
Coventry Health Care, Inc. 5.95%, 3/15/17	U.S.$	1,415	1,597,324
Genworth Holdings, Inc. 7.625%, 9/24/21		4,725	5,904,133
Hannover Finance Luxembourg SA 5.00%, 6/01/15	EUR	1,000	1,432,439
Lincoln National Corp. 6.05%, 4/20/67	U.S.$	5,966	5,995,830
7.00%, 5/17/66		5,134	5,327,552
8.75%, 7/01/19		604	784,804

ALLIANCEBERNSTEIN HIGH INCOME FUND •	43

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

MetLife Capital Trust IV 7.875%, 12/15/37(a)	U.S.$	1,765	$2,144,475
MetLife, Inc. 6.40%, 12/15/36		3,700	4,014,500
10.75%, 8/01/39		3,495	5,347,350
Mitsui Sumitomo Insurance Co., Ltd. 7.00%, 3/15/72(a)		3,554	4,227,859
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(a)		5,000	5,050,000
9.375%, 8/15/39(a)		4,546	6,977,696
Pacific Life Insurance Co. 9.25%, 6/15/39(a)		3,000	4,521,054
Prudential Financial, Inc. 5.625%, 6/15/43		13,000	13,422,500
Swiss Re Capital I LP 6.854%, 5/25/16(a)		6,435	6,885,450
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,836	3,826,881
WR Berkley Corp. 5.60%, 5/15/15		3,500	3,655,047
ZFS Finance USA Trust II 6.45%, 12/15/65(a)		1,695	1,822,125
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		3,010	3,228,225

			111,962,908

Other Finance – 0.1%
SUAM Finance BV 4.875%, 4/17/24(a)(c)		4,867	4,893,108

REITS – 0.2%
EPR Properties 5.75%, 8/15/22		3,445	3,708,894
7.75%, 7/15/20		3,036	3,594,469
Senior Housing Properties Trust 6.75%, 12/15/21		4,500	5,096,111

			12,399,474

			335,736,765

Industrial – 2.6%
Basic – 1.1%
Braskem America Finance Co. 7.125%, 7/22/41(a)		3,672	3,649,050
Braskem Finance Ltd. 5.75%, 4/15/21(a)		200	205,000
6.45%, 2/03/24		4,416	4,592,640
7.00%, 5/07/20(a)		208	231,920
CF Industries, Inc. 6.875%, 5/01/18		1,100	1,293,944
7.125%, 5/01/20		1,100	1,325,580

44	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GTL Trade Finance, Inc. 5.893%, 4/29/24(a)	U.S.$	2,014	$2,074,846
Minsur SA 6.25%, 2/07/24(a)		5,297	5,621,156
Plains Exploration & Production Co. 6.125%, 6/15/19		2,000	2,205,000
6.50%, 11/15/20		5,180	5,717,425
6.625%, 5/01/21		649	717,956
6.75%, 2/01/22		2,412	2,692,395
7.625%, 4/01/20		1,000	1,098,750
8.625%, 10/15/19		2,300	2,481,125
Rhodia SA 6.875%, 9/15/20(a)		1,848	2,059,278
Samarco Mineracao SA 4.125%, 11/01/22(a)(c)		740	687,275
5.75%, 10/24/23(a)(c)		5,205	5,303,882
Southern Copper Corp. 7.50%, 7/27/35		1,500	1,704,965
Teck Resources Ltd. 6.125%, 10/01/35		5,000	5,209,545
Vale Overseas Ltd. 6.875%, 11/21/36		8,495	9,405,995
Westvaco Corp. 8.20%, 1/15/30		2,940	3,766,710
Weyerhaeuser Co. 7.375%, 3/15/32		3,308	4,326,107
8.50%, 1/15/25		1,000	1,323,648

			67,694,192

Capital Goods – 0.3%
Mondi Consumer Packaging International AG 9.75%, 7/15/17(a)	EUR	1,652	2,437,392
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)(c)	U.S.$	6,600	6,755,709
8.25%, 4/25/18(a)	BRL	5,903	2,256,893
Owens Corning 6.50%, 12/01/16(k)	U.S.$	355	390,918
7.00%, 12/01/36(k)		4,450	5,025,545

			16,866,457

Communications - Media – 0.3%
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		2,500	3,585,362
Myriad International Holdings BV 6.00%, 7/18/20(a)		6,983	7,636,656
NBCUniversal Enterprise, Inc. 5.25%, 3/29/49(a)		6,975	7,254,000
Sirius XM Radio, Inc. 5.25%, 8/15/22(a)		3,491	3,770,280

			22,246,298

ALLIANCEBERNSTEIN HIGH INCOME FUND •	45

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.3%
Oi SA 5.75%, 2/10/22(a)	U.S.$	10,000	$9,762,871
Qwest Corp. 6.75%, 12/01/21		1,000	1,134,226
6.875%, 9/15/33		5,000	5,007,725
7.625%, 6/15/15		1,590	1,699,294
Telefonica Emisiones SAU Series G 3.661%, 9/18/17(a)	EUR	1,550	2,325,305

			19,929,421

Consumer Cyclical - Automotive – 0.0%
Delphi Corp. 6.125%, 5/15/21	U.S.$	957	1,065,859

Consumer Cyclical - Other – 0.1%
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		3,990	4,428,900
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15		2,035	2,218,201

			6,647,101

Consumer Non-Cyclical – 0.1%
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		332	414,330
Mylan, Inc./PA 7.875%, 7/15/20(a)		335	373,944
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.75%, 9/15/18		3,500	3,718,750
Whirlpool Corp. 8.60%, 5/01/14		190	190,000

			4,697,024

Energy – 0.1%
Anadarko Petroleum Corp. 8.70%, 3/15/19		2,000	2,576,830
Pioneer Natural Resources Co. 5.875%, 7/15/16		500	549,683
Pride International, Inc. 6.875%, 8/15/20		1,327	1,595,540
Transocean, Inc. 6.80%, 3/15/38		1,916	2,070,412
7.50%, 4/15/31		1,800	2,088,704

			8,881,169

46	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.2%
Fresnillo PLC 5.50%, 11/13/23(a)	U.S.$	10,414	$10,674,350
URS Corp. 5.00%, 4/01/22		4,000	4,041,144

			14,715,494

Services – 0.0%
QVC, Inc. 7.50%, 10/01/19(a)		2,400	2,542,749

Technology – 0.1%
Seagate HDD Cayman 4.75%, 6/01/23(a)		5,000	5,006,250

Transportation - Airlines – 0.0%
Delta Air Lines Pass-Through Trust Series 2007-1A 6.821%, 8/10/22		958	1,127,680

			171,419,694

Utility – 0.6%
Electric – 0.3%
Consorcio Transmantaro SA 4.375%, 5/07/23(a)		14,103	13,380,221
Empresas Publicas de Medellin ESP 7.625%, 7/29/19(a)		1,277	1,519,630
Southern California Edison Co. Series E 6.25%, 2/01/22		3,300	3,531,000

			18,430,851

Natural Gas – 0.3%
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		7,654	8,192,914
Energy Transfer Partners LP 7.60%, 2/01/24		3,200	3,959,824
Enterprise Products Operating LLC Series A 8.375%, 8/01/66		2,359	2,671,568
SourceGas LLC 5.90%, 4/01/17(a)		3,000	3,167,100
TransCanada PipeLines Ltd. 6.35%, 5/15/67		2,500	2,596,875

			20,588,281

			39,019,132

ALLIANCEBERNSTEIN HIGH INCOME FUND •	47

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.1%
Agencies - Not Government Guaranteed – 0.1%
Electricite de France 5.25%, 1/29/23(a)	U.S.$	2,462	$2,505,085
OCP SA 5.625%, 4/25/24(a)		2,708	2,708,000

			5,213,085

Total Corporates – Investment Grades (cost $499,011,926)			551,388,676

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.9%
Non-Agency Fixed Rate – 3.0%
Bear Stearns ARM Trust Series 2007-3, Class 1A1 2.962%, 5/25/47		2,331	1,980,699
Series 2007-4, Class 22A1
5.046%, 6/25/47		9,217	8,286,240
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 2/25/37		1,150	868,116
CHL Mortgage Pass-Through Trust Series 2006-17, Class A2 6.00%, 12/25/36		6,989	6,344,735
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		12,926	12,062,716
Series 2006-AR3, Class 1A2A 5.378%, 6/25/36		5,659	5,198,662
Series 2007-AR4, Class 1A1A 5.519%, 3/25/37		2,379	2,254,497
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 3/25/37		2,805	2,430,935
Countrywide Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 6/25/36		6,584	5,733,392
Series 2006-2CB, Class A11 6.00%, 3/25/36		2,494	2,058,100
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		5,729	4,912,330
Series 2006-42, Class 1A6 6.00%, 1/25/47		2,257	1,804,252
Series 2006-HY12, Class A5 3.779%, 8/25/36		10,769	10,223,377

48	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A10
5.50%, 2/25/36	U.S.$	3,461	$3,121,101
Series 2006-J5, Class 1A1
6.50%, 9/25/36		2,028	1,796,255
Series 2007-13, Class A2
6.00%, 6/25/47		7,882	6,480,336
Series 2007-16CB, Class 1A7 6.00%, 8/25/37		1,664	1,474,514
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 2.67%, 9/25/47		2,398	2,110,231
Series 2007-HYB2, Class 3A1 2.658%, 2/25/47		2,621	2,123,888
Credit Suisse Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		4,911	4,286,492
First Horizon Alternative Mortgage Securities Trust Series 2005-AA3, Class 3A1 2.25%, 5/25/35		1,757	1,654,662
Series 2005-AA7, Class 2A1 2.236%, 9/25/35		1,227	1,074,230
Series 2006-AA3, Class A1 2.234%, 6/25/36		1,972	1,497,196
Series 2006-AA5, Class A1 2.252%, 9/25/36		5,505	4,412,245
Series 2006-AA7, Class A1 2.196%, 1/25/37		5,753	4,636,876
Series 2006-FA1, Class 1A3 5.75%, 4/25/36		3,191	2,814,774
First Horizon Mortgage Pass-Through Trust Series 2005-AR4, Class 1A1 2.625%, 9/25/35		569	521,682
IndyMac Index Mortgage Loan Trust Series 2005-AR15, Class A1 4.59%, 9/25/35		5,125	4,497,682
Series 2006-AR37, Class 2A1 4.813%, 2/25/37		2,086	1,755,781
Series 2007-AR1, Class 2A1 2.549%, 4/25/37		5,381	4,075,135
Series 2007-AR3, Class 1A1 2.972%, 7/25/37		1,613	1,376,666
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		3,019	2,757,493
Series 2006-2, Class 6A 6.50%, 2/25/36		3,042	2,563,220

ALLIANCEBERNSTEIN HIGH INCOME FUND •	49

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-12, Class 3A22 6.00%, 8/25/37	U.S.$	915	$833,884
New Century Alternative Mortgage Loan Trust Series 2006-ALT2, Class AF6A 5.711%, 10/25/36		10,731	7,522,282
Residential Accredit Loans, Inc. Series 2005-QA10, Class A31 3.564%, 9/25/35		5,549	4,619,211
Series 2005-QA7, Class A21 3.038%, 7/25/35		3,910	3,571,037
Series 2005-QS14, Class 3A1 6.00%, 9/25/35		8,094	7,791,781
Series 2005-QS14, Class 3A3 6.00%, 9/25/35		2,617	2,358,590
Series 2006-QA1, Class A21 3.729%, 1/25/36		6,245	4,718,166
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 8/25/36		1,359	1,162,774
Series 2007-A1, Class A8 6.00%, 3/25/37		1,723	1,362,720
Series 2007-A5, Class 2A3 6.00%, 5/25/37		742	661,552
Structured Adjustable Rate Mortgage Loan Trust Series 2005-18, Class 8A1 5.332%, 9/25/35		4,234	4,092,868
Series 2006-9, Class 4A1 5.364%, 10/25/36		2,619	2,341,353
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2006-7, Class A3 4.888%, 9/25/36		2,875	1,717,914
Series 2006-7, Class A4 4.888%, 9/25/36		2,757	1,646,897
Series 2006-9, Class A4 5.463%, 10/25/36		2,933	1,944,160
Series 2006-9, Class A6 5.463%, 10/25/36		3,025	2,004,017
Washington Mutual Mortgage Pass-Through Certificates Series 2007-HY3, Class 4A1 2.428%, 3/25/37		5,848	5,472,670
Wells Fargo Alternative Loan Trust Series 2007-PA3, Class 3A1 6.25%, 7/25/37		2,835	2,579,030

50	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wells Fargo Mortgage Backed Securities 2007-10 Trust Series 2007-10, Class 1A8 6.00%, 7/25/37	U.S.$	3,649	$3,435,293
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 2.618%, 12/28/37		11,989	10,889,338
Series 2007-AR8, Class A1 5.958%, 11/25/37		5,092	4,662,370

			194,576,417

Non-Agency Floating Rate – 2.5%
Alliance Bancorp Trust Series 2007-OA1, Class A1 0.392%, 7/25/37(k)		4,812	3,140,581
Chevy Chase Funding LLC Mortgage-Backed Certificates Series 2006-2A, Class A2 0.332%, 4/25/47(a)(k)		12,335	8,661,105
Countrywide Alternative Loan Trust Series 2005-82, Class A1 0.422%, 2/25/36(k)		1,020	816,177
Series 2007-7T2, Class A3 0.752%, 4/25/37(k)		4,795	3,019,040
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-13, Class A7 0.752%, 8/25/37(k)		1,714	1,326,793
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-OA3, Class A1 0.292%, 7/25/47(k)		9,672	8,210,417
Series 2007-OA4, Class 1A1A 0.342%, 8/25/47(k)		2,007	1,662,040
Downey Savings & Loan Association Mortgage Loan Trust Series 2006-AR1, Class 1A1A 1.046%, 3/19/46(k)		5,561	4,214,790
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 0.402%, 4/25/37(k)		3,130	1,935,775
Series 2007-FA2, Class 1A5 0.452%, 4/25/37(k)		3,545	2,178,990
GreenPoint Mortgage Funding Trust Series 2007-AR3, Class A1 0.372%, 6/25/37(k)		3,268	2,734,042

ALLIANCEBERNSTEIN HIGH INCOME FUND •	51

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HarborView Mortgage Loan Trust Series 2006-10, Class 2A1A 0.332%, 11/19/36(k)	U.S.$	5,857	$4,941,479
Series 2006-SB1, Class A1A 0.976%, 12/19/36(k)		6,124	4,880,899
Series 2007-4, Class 2A1 0.372%, 7/19/47(k)		17,953	15,361,424
Series 2007-7, Class 2A1A 1.152%, 10/25/37(k)		2,931	2,690,122
Impac Secured Assets Trust Series 2006-3, Class A6 0.352%, 11/25/36(k)		3,505	2,166,332
Series 2007-1, Class A2 0.312%, 3/25/37(k)		3,167	2,496,449
IndyMac Index Mortgage Loan Trust Series 2007-FLX3, Class A1 0.392%, 6/25/37(k)		4,655	4,089,145
Lehman Mortgage Trust Series 2007-1, Class 3A1 0.402%, 2/25/37(k)		3,648	859,997
Series 2007-1, Class 3A2 7.098%, 2/25/37(k)(l)		3,648	1,108,634
Lehman XS Trust Series 2007-15N, Class 4A1 1.052%, 8/25/47(k)		1,192	854,813
Series 2007-16N, Class 2A2 1.002%, 9/25/47(k)		1,503	1,238,404
Series 2007-4N, Class 3A2A 0.879%, 3/25/47(k)		5,527	4,828,992
Luminent Mortgage Trust Series 2006-6, Class A1 0.352%, 10/25/46(k)		3,380	2,959,558
Morgan Stanley Mortgage Loan Trust Series 2006-9AR, Class A2 0.302%, 8/25/36(k)		12,927	6,942,665
NovaStar Mortgage Funding Trust Series 2006-MTA1, Class 2A1A 0.342%, 9/25/46(k)		2,464	2,046,748
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 0.312%, 2/25/37(k)		1,725	1,379,311
Series 2007-2, Class 1A3 0.482%, 5/25/37(k)		2,111	1,699,277
Residential Accredit Loans, Inc. Series 2005-QO2, Class A1 1.486%, 9/25/45(k)		3,347	2,729,229
Series 2005-QO3, Class A1 0.552%, 10/25/45(k)		4,686	3,401,420

52	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2005-QO4, Class 2A1 0.432%, 12/25/45(k)	U.S.$	6,173	$4,166,124
Series 2006-QA4, Class A 0.332%, 5/25/36(k)		6,830	5,309,914
Series 2006-QO2, Class A1 0.372%, 2/25/46(k)		2,272	1,049,700
Series 2007-QH6, Class A1 0.342%, 7/25/37(k)		1,409	1,159,164
Structured Asset Mortgage Investments II Trust Series 2007-AR6, Class A1 1.626%, 8/25/47(k)		3,735	3,274,715
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2007-OA4, Class A1A 0.886%, 4/25/47(k)		15,907	11,878,195
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR3, Class A1A 1.096%, 5/25/46(k)		1,981	1,483,340
1.126%, 2/25/46(k)		1,520	1,410,845
Series 2006-AR5, Class A1A 1.116%, 6/25/46(k)		1,935	1,685,968
Series 2007-OA1, Class A1A 0.826%, 2/25/47(k)		14,239	11,545,873
Series 2007-OA3, Class 2A1A 0.886%, 4/25/47(k)		1,996	1,787,261
Series 2007-OA5, Class 1A 0.876%, 6/25/47(k)		12,132	10,735,809

			160,061,556

GSE Risk Share Floating Rate – 0.4%
Fannie Mae Connecticut Avenue Securities Series 2014-C01, Class M2 4.552%, 1/25/24(k)		4,201	4,633,783
Structured Agency Credit Risk Debt Notes
Series 2013-DN1, Class M2 7.302%, 7/25/23(k)		8,275	10,673,161
Series 2013-DN2, Class M2 4.402%, 11/25/23(k)		7,100	7,673,488
Series 2014-DN1, Class M3 4.652%, 2/25/24(k)		6,415	7,085,178

			30,065,610

Total Collateralized Mortgage Obligations (cost $359,566,565)			384,703,583

ALLIANCEBERNSTEIN HIGH INCOME FUND •	53

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BANK LOANS – 4.3%
Industrial – 4.1%
Basic – 0.3%
Arysta LifeScience SPC LLC 4.50%, 5/29/20(k)	U.S.$	8,039	$8,034,262
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 4.25%, 6/28/19(k)		7,683	7,676,706
Momentive Performance Materials Inc. 4/30/15(m)		1,500	1,492,500
Unifrax Holding Co. 5.25%, 11/28/18(k)	EUR	2,772	3,831,606

			21,035,074

Capital Goods – 0.2%
Berry Plastics Corporation 3.75%, 1/06/21(k)	U.S.$	5,580	5,543,103
ClubCorp Club Operations, Inc. 4.00%, 7/24/20(k)		2,348	2,338,825
Serta Simmons Holdings LLC 4.25%, 10/01/19(k)		5,575	5,575,976

			13,457,904

Communications - Media – 0.1%
Clear Channel Communications, Inc. 3.80%, 1/29/16(k)		124	122,656
TWCC Holding Corp. 7.00%, 6/26/20(k)		3,525	3,502,969

			3,625,625

Consumer Cyclical - Automotive – 0.6%
Affinia Group, Inc. 4.75%, 4/25/20(k)		8,933	8,902,755
Exide Technologies 9.00%, 10/09/14		24,106	24,346,651
Navistar, Inc. 5.75%, 8/17/17(k)		3,605	3,659,075
TI Group Automotive Systems LLC 5.50%, 3/28/19(k)		6,497	6,513,117

			43,421,598

Consumer Cyclical - Entertainment – 0.4%
Alpha Topco Ltd. 4.50%, 4/30/19(k)		16,929	16,950,161
Kasima LLC (Digital Cinema Implementation Partners LLC) 3.25%, 5/17/21(k)		3,750	3,712,500
Station Casinos LLC 4.25%, 3/02/20(k)		7,191	7,192,425

			27,855,086

54	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Other – 0.4%
CityCenter Holdings LLC 5.00%, 10/16/20(k)	U.S.$	10,474	$10,519,625
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(k)		3,410	3,404,305
New HB Acquisition LLC 6.75%, 4/09/20(k)		10,800	11,205,000

			25,128,930

Consumer Cyclical - Retailers – 0.3%
Burlington Coat Factory Warehouse Corporation 4.25%, 2/23/17(k)		626	627,867
Gymboree Corp., The 2/23/18(m)		6,990	6,071,584
Harbor Freight Tools USA, Inc. 4.75%, 7/26/19(k)		2,364	2,373,946
J.C. Penney Corporation, Inc. 6.00%, 5/22/18(k)		6,848	6,792,642
Rite Aid Corporation 5.75%, 8/21/20(k)		3,000	3,052,500

			18,918,539

Consumer Non-Cyclical – 0.7%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(k)		5,436	5,463,262
Air Medical Holding LLC 7.63%, 5/31/18(k)		17,000	16,830,000
Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.) 6.50%, 12/31/17(k)		11,500	11,528,750
ConvaTec, Inc. 4.00%, 12/22/16(k)		1,173	1,173,955
Grifols Worldwide Operations Ltd. 3.15%, 2/27/21(k)		3,250	3,234,368
H.J. Heinz Co. 3.50%, 6/05/20(k)		3,772	3,776,629
Par Pharmaceutical Companies, Inc. (Par Pharmaceuticals, Inc.) 4.00%, 9/30/19		1,865	1,854,185

			43,861,149

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(k)		1,598	1,615,023
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(k)		5,257	5,223,970

			6,838,993

ALLIANCEBERNSTEIN HIGH INCOME FUND •	55

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.4%
Accudyne Industries Borrower S.C.A./Accudyne Industries LLC (fka Silver II US Holdings LLC) 4.00%, 12/13/19(k)	U.S.$	4,833	$4,816,107
Gardner Denver, Inc. 4.25%, 7/30/20(k)		5,522	5,511,316
Laureate Education, Inc. 5.00%, 6/15/18(k)		2,729	2,696,671
Veyance Technologies, Inc. 5.25%, 9/08/17(k)		12,697	12,692,687

			25,716,781

Services – 0.3%
Travelport LLC (fka Travelport, Inc.) 9.50%, 1/31/16		19,021	19,601,222

Technology – 0.3%
Avaya, Inc. 4.73%, 10/26/17(k)		381	367,174
Infor (US), Inc. (fka Lawson Software Inc.) 3.75%, 6/03/20(k)		2,658	2,636,034
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(k)		10,638	10,531,125
Smart Modular Technologies (Global), Inc. 8.25%, 8/26/17(k)		9,729	9,096,941

			22,631,274

			272,092,175

Non Corporate Sectors – 0.1%
Foreign Local Government - Municipal – 0.1%
Education Management LLC 4.25%, 6/01/16(k)		5,499	4,557,689

Financial Institutions – 0.1%
Insurance – 0.1%
Hub International Ltd. 4.25%, 10/02/20(k)		4,478	4,467,918

Total Bank Loans (cost $278,221,475)			281,117,782

EMERGING MARKETS – CORPORATE BONDS – 3.6%
Industrial – 3.0%
Basic – 0.5%
Gold Fields Orogen Holding BVI Ltd. 4.875%, 10/07/20(a)		9,969	8,972,100

56	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rearden G Holdings EINS GmbH 7.875%, 3/30/20(a)(c)	U.S.$	8,770	$9,120,800
Sappi Papier Holding GmbH 6.625%, 4/15/21(a)		3,030	3,151,200
7.75%, 7/15/17(a)		3,084	3,434,805
Severstal OAO Via Steel Capital SA 5.90%, 10/17/22(a)		2,653	2,394,007
Vedanta Resources PLC 6.00%, 1/31/19(a)		5,895	5,887,584
9.50%, 7/18/18(a)		1,900	2,135,220

			35,095,716

Capital Goods – 0.4%
Cemex Espana Luxembourg 9.875%, 4/30/19(a)		10,290	11,771,760
Cemex Finance LLC 9.375%, 10/12/22(a)		4,406	5,074,046
Ferreycorp SAA 4.875%, 4/26/20(a)(c)		4,418	4,318,105
Grupo Cementos de Chihuahua SAB de CV 8.125%, 2/08/20(a)		830	899,512
Servicios Corporativos Javer SAPI de CV 9.875%, 4/06/21(a)		2,475	2,660,625
9.875%, 4/06/21(a)(c)		3,939	4,234,425

			28,958,473

Communications - Telecommunications – 0.3%
Comcel Trust 6.875%, 2/06/24(a)		6,131	6,414,559
Digicel Group Ltd. 8.25%, 9/30/20(a)		5,000	5,325,000
Digicel Ltd. 6.00%, 4/15/21(a)		3,750	3,796,875
Mobile Telesystems OJSC via MTS International Funding Ltd. 8.625%, 6/22/20(a)(c)		4,400	4,983,000
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 9.125%, 4/30/18(a)		1,870	2,003,237

			22,522,671

Consumer Cyclical - Retailers – 0.3%
Edcon Pty Ltd. 9.50%, 3/01/18(a)(c)	EUR	2,675	3,683,328
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)	U.S.$	12,250	12,816,562

			16,499,890

ALLIANCEBERNSTEIN HIGH INCOME FUND •	57

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.0%
Cosan Luxembourg SA 9.50%, 3/14/18(a)	BRL	13,070	$5,128,038
Marfrig Holding Europe BV 8.375%, 5/09/18(a)	U.S.$	11,548	11,605,740
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)(c)		3,859	3,926,533
Minerva Luxembourg SA 7.75%, 1/31/23(a)(c)		11,507	11,837,826
Tonon Bioenergia SA 9.25%, 1/24/20(a)		6,355	5,719,500
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)(c)		1,670	1,630,338
Virgolino de Oliveira Finance Ltd. 10.50%, 1/28/18(a)		13,674	10,016,205
11.75%, 2/09/22(a)		16,778	12,205,995

			62,070,175

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.125%, 3/28/23(a)		8,316	8,089,953

Transportation - Airlines – 0.3%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		5,082	5,368,117
TAM Capital 3, Inc. 8.375%, 6/03/21(a)		12,957	13,944,971

			19,313,088

Transportation - Services – 0.1%
Inversiones Alsacia SA 8.00%, 8/18/18(a)		5,112	3,374,049

			195,924,015

Financial Institutions – 0.5%
Banking – 0.3%
Banco de Reservas de la Republica Dominicana 7.00%, 2/01/23(a)		6,548	6,294,265
Turkiye Vakiflar Bankasi Tao 6.00%, 11/01/22(a)(c)		12,500	11,762,500

			18,056,765

Finance – 0.2%
Sistema JSFC via Sistema International Funding SA 6.95%, 5/17/19(a)		13,876	13,997,806

			32,054,571

58	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.1%
Electric – 0.1%
AES El Salvador Trust II 6.75%, 3/28/23(a)(c)	U.S.$	3,050	$2,882,171

Total Emerging Markets – Corporate Bonds (cost $228,329,433)			230,860,757

GOVERNMENTS – TREASURIES – 2.8%
Brazil – 1.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	173,835	74,099,547

Colombia – 0.1%
Colombia Government International Bond 7.75%, 4/14/21	COP	12,390,000	7,209,146
9.85%, 6/28/27		1,391,000	937,569

			8,146,715

Indonesia – 0.1%
Indonesia Treasury Bond—Recap Linked Note (JPMC) 10.00%, 7/18/17	IDR	63,808,000	5,891,540

Philippines – 0.1%
Philippine Government International Bond 6.25%, 1/14/36(g)	PHP	280,000	6,453,567

Portugal – 0.1%
Portugal Obrigacoes do Tesouro OT 3.85%, 4/15/21(a)	EUR	4,348	6,329,176

South Africa – 0.2%
South Africa Government Bond Series R204 8.00%, 12/21/18	ZAR	16,800	1,610,216
Series R207 7.25%, 1/15/20		120,490	11,058,784
Series R208 6.75%, 3/31/21		21,565	1,901,340

			14,570,340

United States – 1.0%
U.S. Treasury Bonds 2.75%, 8/15/42(n)	U.S.$	18,000	15,710,616
4.25%, 11/15/40(n)(o)		14,500	16,720,313
4.75%, 2/15/37		8,500	10,486,875
7.50%, 11/15/24(n)		7,500	10,858,590

ALLIANCEBERNSTEIN HIGH INCOME FUND •	59

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.125%, 8/31/20(n)(o)	U.S.$	11,300	$11,328,250

			65,104,644

Total Governments – Treasuries (cost $183,928,542)			180,595,529

EMERGING MARKETS – SOVEREIGNS – 2.5%
Argentina – 0.5%
Argentina Boden Bonds 7.00%, 10/03/15		13,702	13,260,089
Argentine Republic Government International Bond 7.82%, 12/31/33	EUR	7,238	7,481,337
Series NY 2.50%, 12/31/38(h)	U.S.$	14,680	6,220,650
8.28%, 12/31/33		1,933	1,555,809

			28,517,885

Dominican Republic – 0.3%
Dominican Republic International Bond 7.45%, 4/30/44(a)		5,621	5,684,479
8.625%, 4/20/27(a)		14,203	16,234,029

			21,918,508

El Salvador – 0.2%
El Salvador Government International Bond 7.375%, 12/01/19(a)(c)		1,495	1,663,187
7.625%, 9/21/34(a)		872	952,660
7.65%, 6/15/35(a)		11,545	11,992,369
7.75%, 1/24/23(a)		700	780,500

			15,388,716

Gabon – 0.1%
Gabonese Republic 6.375%, 12/12/24(a)		3,785	4,035,279

Ghana – 0.1%
Republic of Ghana 7.875%, 8/07/23(a)		1,818	1,681,514
8.50%, 10/04/17(a)(c)		2,928	2,982,900

			4,664,414

Ivory Coast – 0.6%
Ivory Coast Government International Bond 5.75%, 12/31/32(a)		43,290	40,701,258

Pakistan – 0.1%
Pakistan Government International Bond 7.25%, 4/15/19(a)		7,468	7,468,000

60	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Serbia – 0.0%
Republic of Serbia 6.75%, 11/01/24(a)	U.S.$	710	$719,188

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.00%, 1/14/19(a)		3,825	3,978,000

Venezuela – 0.4%
Republic of Venezuela 9.25%, 5/07/28(a)		1,500	1,192,500
Venezuela Government International Bond 7.65%, 4/21/25		6,636	4,910,640
9.00%, 5/07/23(a)		4,555	3,728,349
9.25%, 9/15/27		17,250	14,274,375
11.75%, 10/21/26(a)		2,372	2,200,123
11.95%, 8/05/31(a)		1,704	1,576,015

			27,882,002

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(a)		4,936	5,145,780

Total Emerging Markets – Sovereigns (cost $132,263,918)			160,419,030

		Shares

PREFERRED STOCKS – 2.1%
Financial Institutions – 1.9%
Banking – 1.1%
Citigroup, Inc. Series K 6.875%		146,700	3,935,961
CoBank ACB Series F 6.25%(a)		35,289	3,607,199
Goldman Sachs Group, Inc. (The) Series J 5.50%		499,500	11,803,185
Morgan Stanley 6.875%		575,000	15,289,250
Royal Bank of Scotland Group PLC Series M 6.40%		360,000	8,348,400
Santander Finance Preferred SAU 6.80%		67,000	1,707,160
State Street Corp. Series D 5.90%		175,925	4,567,013

ALLIANCEBERNSTEIN HIGH INCOME FUND •	61

Portfolio of Investments

Company	Shares	U.S. $ Value

US Bancorp/MN Series F 6.50%	270,000	$7,789,500
Wells Fargo & Co. 5.85%	30,500	773,175
Wells Fargo & Co. 6.625%	297,650	8,230,023
Zions Bancorporation Series G 6.30%	75,000	1,892,250

		67,943,116

Finance – 0.2%
Brandywine Realty Trust Series E 6.90%	97,325	2,507,092
Cedar Realty Trust, Inc. Series B 7.25%	104,195	2,644,469
RBS Capital Funding Trust V Series E 5.90%	427,925	9,748,131

		14,899,692

Insurance – 0.1%
Hartford Financial Services Group, Inc. (The) 7.875%	170,000	5,084,700
XLIT Ltd. Series D 3.347%(k)	3,750	3,223,828

		8,308,528

REITS – 0.5%
DDR Corp. Series K 6.25%	18,000	424,260
Health Care REIT, Inc. Series J 6.50%	150,025	3,831,639
Hersha Hospitality Trust Series C 6.875%	127,275	3,172,966
Kilroy Realty Corp. Series G 6.875%	63,325	1,598,956
Kilroy Realty Corp. Series H 6.375%	9,000	214,920
Kimco Realty Corp. Series I 6.00%	125,975	3,047,335

62	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Kimco Realty Corp. Series K 5.625%	56,350	$1,269,002
National Retail Properties, Inc. Series D 6.625%	95,000	2,382,600
National Retail Properties, Inc. Series E 5.70%	209,250	4,706,032
Public Storage Series W 5.20%	86,650	1,906,300
Public Storage Series X 5.20%	7,000	153,720
Sabra Health Care REIT, Inc. Series A 7.125%	194,150	4,923,644
Sovereign Real Estate Investment Trust 12.00%(a)	501	627,768
Vornado Realty Trust Series K 5.70%	48,575	1,149,285

		29,408,427

		120,559,763

Industrial – 0.2%
Basic – 0.1%
ArcelorMittal 6.00%	141,675	3,412,951

Communications - Telecommunications – 0.1%
Centaur Funding Corp. 9.08%(a)	6,280	7,804,862

		11,217,813

Utility – 0.0%
Electric – 0.0%
SCE Trust III 5.75%	60,000	1,548,600

Total Preferred Stocks (cost $122,049,718)		133,326,176

ALLIANCEBERNSTEIN HIGH INCOME FUND •	63

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.6%
Non-Agency Fixed Rate CMBS – 1.6%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51	U.S.$	6,665	$7,227,945
Banc of America Re-REMIC Trust Series 2009-UB1, Class A4B 5.668%, 6/24/50(a)		3,500	3,564,225
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		2,409	2,501,991
Series 2007-T26, Class AJ 5.566%, 1/12/45		1,000	995,604
Credit Suisse Commercial Mortgage Trust Series 2006-C3, Class AJ 5.982%, 6/15/38		2,514	2,519,576
Series 2006-C4, Class A3 5.467%, 9/15/39		4,930	5,335,584
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-C5, Class J 5.226%, 12/15/36(a)		3,000	2,717,826
DBUBS Mortgage Trust Series 2011-LC2A, Class D 5.625%, 7/10/44(a)		2,500	2,616,583
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class AM 5.475%, 3/10/39		3,469	3,737,804
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.755%, 4/10/38		11,756	12,026,576
Series 2011-GC5, Class C 5.474%, 8/10/44(a)		7,937	8,715,930
JP Morgan Chase Commercial Mortgage Securities Trust Series 2007-CB19, Class AM 5.895%, 2/12/49		10,321	11,222,199
Series 2012-CBX, Class D 5.359%, 6/15/45(a)		5,000	5,161,544
Series 2012-CBX, Class E 5.359%, 6/15/45(a)		6,521	6,517,072
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		1,977	2,025,840

64	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-C2, Class AM 5.493%, 2/15/40	U.S.$	3,927	$4,219,384
Series 2008-C1, Class AJ 6.32%, 4/15/41		762	778,937
LSTAR Commercial Mortgage Trust Series 2011-1, Class C 5.40%, 6/25/43(a)		2,000	2,109,108
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class AJ 5.137%, 7/12/38		2,700	2,805,751
Morgan Stanley Capital I Trust Series 2007-IQ16, Class AJA 6.339%, 12/12/49		4,000	3,950,332
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class D 5.048%, 5/10/63(a)		2,300	2,217,343
Wachovia Bank Commercial Mortgage Trust Series 2005-C22, Class AJ 5.547%, 12/15/44		3,000	3,059,943
WF-RBS Commercial Mortgage Trust Series 2011-C4, Class D 5.415%, 6/15/44(a)(b)		2,576	2,735,529
Series 2012-C6, Class D 5.748%, 4/15/45(a)		1,300	1,330,166
Series 2012-C8, Class E 5.04%, 8/15/45(a)		3,400	3,339,150

			103,431,942

Non-Agency Floating Rate CMBS – 0.0%
COMM Mortgage Trust Series 2007-FL14, Class C 0.452%, 6/15/22(a)(k)		825	814,673

Total Commercial Mortgage-Backed Securities (cost $92,705,896)			104,246,615

LOCAL GOVERNMENTS – MUNICIPAL BONDS – 0.7%
United States – 0.7%
Buckeye OH Tobacco Settlement Fin Auth Series 2007A-2 5.875%, 6/01/47		12,175	9,841,905
California GO 7.60%, 11/01/40		1,200	1,725,288
7.625%, 3/01/40		1,250	1,775,925
7.95%, 3/01/36		2,235	2,688,370

ALLIANCEBERNSTEIN HIGH INCOME FUND •	65

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Golden St Tobacco Securitization CA Series 2007A-1 5.125%, 6/01/47	U.S.$	11,930	$9,001,304
Illinois GO 7.35%, 7/01/35		4,120	4,921,834
Tobacco Settlement Auth IA Series 2005C 5.625%, 6/01/46		7,175	6,096,310
Tobacco Settlement Fin Corp. MI Series 2007A 6.00%, 6/01/48		6,825	5,493,920
Tobacco Settlement Fin Corp. NJ Series 2007-1A 5.00%, 6/01/41		3,855	3,040,940
Tobacco Settlement Fin Corp. VA Series 2007B1 5.00%, 6/01/47		4,520	3,228,591

Total Local Governments – Municipal Bonds (cost $48,361,359)			47,814,387

GOVERNMENTS – SOVEREIGN BONDS – 0.7%
Bahrain – 0.2%
Bahrain Government International Bond 6.125%, 8/01/23(a)		8,585	9,357,650

Croatia – 0.1%
Croatia Government International Bond 6.625%, 7/14/20(a)		5,350	5,831,500

Indonesia – 0.0%
Indonesia Government International Bond 8.50%, 10/12/35(a)		1,645	2,124,106

Romania – 0.1%
Romanian Government International Bond 4.88%, 1/22/24(a)		6,000	6,300,000

Turkey – 0.1%
Turkey Government International Bond 5.625%, 3/30/21		6,615	7,111,125
7.375%, 2/05/25		1,649	1,956,539

			9,067,664

66	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Arab Emirates – 0.2%
Emirate of Dubai Government International Bonds 7.75%, 10/05/20(a)(c)	U.S.$	7,645	$9,547,076

Total Governments – Sovereign Bonds (cost $38,120,209)			42,227,996

EMERGING MARKETS – TREASURIES – 0.6%
Costa Rica – 0.2%
Republic of Costa Rica 10.58%, 6/22/16(p)	CRC	2,693,050	5,150,391
11.13%, 3/28/18(p)		2,620,500	5,108,163

			10,258,554

Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(p)	DOP	52,700	1,439,017
16.00%, 7/10/20(p)		563,400	15,241,142

			16,680,159

Indonesia – 0.1%
Indonesia - Recap Linked Note (JPMC) 9.50%, 5/17/41	IDR	68,280,000	6,319,214

Nigeria – 0.1%
Nigeria Government Bond Series 7 16.00%, 6/29/19	NGN	812,485	5,601,165

Total Emerging Markets – Treasuries (cost $43,001,333)			38,859,092

GOVERNMENTS – SOVEREIGN AGENCIES – 0.6%
Ireland – 0.2%
Bank of Ireland Series E 10.00%, 7/30/16(a)	EUR	1,419	2,182,248
Series MPLE 2.054%, 9/22/15(k)	CAD	7,925	6,941,289

			9,123,537

Norway – 0.1%
Eksportfinans ASA 2.00%, 9/15/15	U.S.$	356	355,466
2.375%, 5/25/16		4,218	4,209,564

			4,565,030

ALLIANCEBERNSTEIN HIGH INCOME FUND •	67

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spain – 0.0%
Instituto de Credito Oficial Series E 4.53%, 3/17/16	CAD	2,700	$2,550,521

United Arab Emirates – 0.3%
Dubai Holding Commercial Operations MTN Ltd. 6.00%, 2/01/17	GBP	10,900	19,240,922

Total Governments – Sovereign Agencies (cost $31,509,997)			35,480,010

		Shares
COMMON STOCKS – 0.5%
American Media Operations, Inc.(g)(i)		15,926	95,556
Gallery Media(i)(j)(q)		202	292,900
Keystone Automotive Operations(g)(i)(j)		41,929	167,782
Mt. Logan Re Ltd. (Preference Shares)(q)^		24,500	26,686,307
Neenah Enterprises, Inc.(g)(i)(j)		49,578	301,930
New Cotai LLC(g)(i)		13	355,069
Travelport LLC(g)(i)		2,950,195	5,171,692
U.S. Shipping Corp.(g)(i)(j)		27,473	– 0	–

Total Common Stocks (cost $30,572,079)			33,071,236

		Principal Amount (000)
QUASI-SOVEREIGNS – 0.4%
Quasi-Sovereign Bonds – 0.4%
Hungary – 0.1%
Magyar Export-Import Bank ZRT 5.50%, 2/12/18(a)	U.S.$	3,291	3,495,886

Indonesia – 0.3%
Majapahit Holding BV 7.875%, 6/29/37(a)		5,600	6,209,000
Pertamina Persero PT 6.00%, 5/03/42(a)		720	642,047
Perusahaan Listrik Negara PT 5.25%, 10/24/42(a)		11,216	9,155,060

			16,006,107

Kazakhstan – 0.0%
KazMunayGas National Co. JSC 7.00%, 5/05/20(a)		1,546	1,737,318

68	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/26(a)	U.S.$	5,000	$2,943,750

Total Quasi-Sovereigns (cost $25,315,683)			24,183,061

ASSET-BACKED SECURITIES – 0.3%
Home Equity Loans - Fixed Rate – 0.2%
Countrywide Asset-Backed Certificates Series 2005-7, Class AF5W 5.054%, 10/25/35		2,108	2,013,030
CSAB Mortgage Backed Trust Series 2006-2, Class A6A 5.72%, 9/25/36		1,474	1,092,359
GSAA Home Equity Trust Series 2005-12, Class AF5 5.659%, 9/25/35		2,300	2,001,729
Series 2006-10, Class AF3 5.985%, 6/25/36		2,049	1,180,756
Lehman XS Trust Series 2006-17, Class WF32 5.55%, 11/25/36		2,306	2,075,838
Series 2007-6, Class 3A5 5.253%, 5/25/37		956	994,822
Morgan Stanley Mortgage Loan Trust Series 2006-15XS, Class A3 5.988%, 11/25/36		1,935	1,119,738
Series 2007-8XS, Class A2 6.00%, 4/25/37		1,788	1,149,870

			11,628,142

Home Equity Loans - Floating Rate – 0.1%
GSAA Home Equity Trust Series 2006-6, Class AF4 6.121%, 3/25/36(k)		5,203	3,123,718
Series 2006-6, Class AF5 6.241%, 3/25/36(k)		4,210	2,527,263

			5,650,981

Autos - Fixed Rate – 0.0%
Exeter Automobile Receivables Trust Series 2013-1A, Class D 5.05%, 10/15/19(a)		930	945,734

Total Asset-Backed Securities (cost $17,643,204)			18,224,857

ALLIANCEBERNSTEIN HIGH INCOME FUND •	69

Portfolio of Investments

			Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 0.2%
Performing Asset – 0.2%
Aeroservicios Especializados 10.75%, 3/19/18(g)(h)(j)		U.S.$	7,175	$7,174,644
Alpha Credit Debt Fund LLC 15.00%, 12/31/17(g)(j)			3,144	3,144,420
Ede Del Este SA (DPP) 12.00%, 3/31/16(g)(j)			1,440	1,490,039
Ede Del Este SA (ITABO) 12.00%, 3/31/16(g)(j)			2,997	3,102,165

Total Whole Loan Trusts (cost $14,855,367)				14,911,268

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.0%
Provincia de Cordoba 12.375%, 8/17/17(a)			4,226	3,967,157

Colombia – 0.1%
Bogota Distrito Capital 9.75%, 7/26/28(a)		COP	6,665,000	4,284,846

Total Local Governments – Regional Bonds (cost $7,018,490)				8,252,003

			Notional Amount (000)
OPTIONS PURCHASED – PUTS – 0.0%
Swaptions – 0.0%
CDX NAHY.21 RTP, Deutsche Bank AG (Buy Protection) Expiration: Jun 2014, Exercise Rate: 1.00%(i)	U.S.$		122,175	89,833
CDX-NAHY.21 RTP, Deutsche Bank AG (Buy Protection) Expiration: Jun 2014, Exercise Rate: 1.05%(i)			160,250	860,629
CDX NAHY.21 RTP, Citibank, NA (Buy Protection) Expiration: May 2014, Exercise Rate: 4.50%(i)			78,660	58,201
IRS Swaption JPMorgan Chase Bank, NA Expiration: May 2014, Exercise Rate: Receive 4.37% Pay 3-Month LIBOR (BBA)(i)			398,440	4

70	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

		Notional Amount (000)	U.S. $ Value

ITRAXX Europe Crossover.21 RTP, JPMorgan Chase Bank, NA (Buy Protection) Expiration: Jun 2014, Exercise Rate: 3.25%(i)	EUR	115,450	$562,411
ITRAXX Europe Crossover.21 RTP, JPMorgan Chase Bank, NA (Buy Protection) Expiration: Jun 2014, Exercise Rate: 4.25%(i)		115,452	92,927

			1,664,005

		Contracts
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 165.00(i)(r)		3,350	11,725
SPDR S&P 500 ETF Trust Expiration: May 2014, Exercise Price: $ 174.00(i)(r)		3,350	30,150
SPDR S&P 500 ETF Trust Expiration: Jun 2014, Exercise Price: $ 168.00(i)(r)		6,688	254,144

			296,019

Total Options Purchased – Puts (cost $4,111,169)			1,960,024

		Shares
WARRANTS – 0.0%
Alion Science and Technology Corp., expiring 11/01/14(i)(j)(p)		1,050	– 0	–
Fairpoint Communications, Inc., expiring 1/24/18(g)(i)		6,740	169
iPayment Holdings, Inc., expiring 11/15/18(g)(i)(j)		2,952	– 0	–
Talon Equity Co. NV, expiring 11/24/15(g)(i)(j)		877	– 0	–

Total Warrants (cost $6)			169

SHORT-TERM INVESTMENTS – 13.2%
Investment Companies – 12.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(s)(t) (cost $823,783,248)		823,783,248	823,783,248

ALLIANCEBERNSTEIN HIGH INCOME FUND •	71

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Time Deposits – 0.5%
BBH, Grand Cayman
0.095%, 5/02/14	ZAR	728	$69,191
0.001%, 5/02/14	CHF	98	111,848
Sumitomo, Tokyo 0.03%, 5/01/14	U.S.$	16,389	16,388,753
Wells Fargo, Grand Cayman 0.054%, 5/02/14	EUR	7,563	10,491,911
0.067%, 5/01/14	GBP	1,804	3,045,736
0.502%, 5/01/14	AUD	96	88,796
0.238%, 5/01/14	CAD	202	184,399

Total Time Deposits (cost $30,341,287)			30,380,634

Total Short-Term Investments (cost $854,124,535)			854,163,882

Total Investments – 102.7% (cost $6,321,969,516)			6,646,346,125
Other assets less liabilities – (2.7)%			(177,791,452)

Net Assets – 100.0%			$6,468,554,673

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 5 Yr Note Futures (CBT)	5,884	June 2014	$702,760,173	$702,862,188	$102,015

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	PLN	378,162	USD	124,506	5/21/14	$(241,256)
Barclays Bank PLC	USD	13,372	IDR	154,976,509	6/11/14	(11,527)
BNP Paribas SA	USD	497	GBP	300	5/08/14	9,641
BNP Paribas SA	JPY	13,060,324	USD	128,614	5/23/14	848,526
BNP Paribas SA	AUD	5,720	USD	5,328	5/30/14	24,423
BNP Paribas SA	USD	62,552	MYR	204,713	5/30/14	107,543
BNP Paribas SA	USD	62,697	PEN	176,060	6/16/14	(383,346)
Brown Brothers Harriman & Co.	USD	88	AUD	96	5/30/14	270
Brown Brothers Harriman & Co.	EUR	7,850	USD	10,863	6/04/14	(26,868)
Brown Brothers Harriman & Co.	USD	5,407	EUR	3,900	6/04/14	3,228
Citibank, NA	GBP	92,802	USD	154,225	5/08/14	(2,453,986)
Citibank, NA	RUB	249,574	USD	6,928	5/30/14	(10,374)
Citibank, NA	EUR	256,933	USD	354,298	6/04/14	(2,129,381)

72	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	1,663	GBP	1,000	5/08/14	$24,852
Credit Suisse International	USD	6,890	RUB	249,574	5/30/14	48,249
Deutsche Bank AG	USD	47,068	TRY	105,119	5/15/14	2,538,588
Deutsche Bank AG	CAD	15,827	USD	14,448	5/23/14	15,231
Goldman Sachs Bank USA	BRL	148,044	USD	65,583	5/05/14	(750,886)
Goldman Sachs Bank USA	USD	66,209	BRL	148,044	5/05/14	124,390
HSBC Bank USA	BRL	221,148	USD	98,903	5/05/14	(185,814)
HSBC Bank USA	USD	94,459	BRL	221,148	5/05/14	4,629,957
HSBC Bank USA	USD	2,978	GBP	1,764	5/08/14	528
Northern Trust Co.	USD	184	CAD	202	5/23/14	23
Royal Bank of Scotland PLC	BRL	34,905	USD	15,611	5/05/14	(29,328)
Royal Bank of Scotland PLC	USD	14,686	BRL	34,905	5/05/14	954,402
Royal Bank of Scotland PLC	COP	14,654,708	USD	7,617	5/15/14	59,315
Royal Bank of Scotland PLC	USD	26,749	COP	53,399,644	5/15/14	791,163
Royal Bank of Scotland PLC	USD	32,833	ZAR	353,157	5/15/14	664,989
Standard Chartered Bank	USD	38,502	IDR	446,741,082	6/11/14	9,957
UBS AG	BRL	108,010	USD	48,272	5/05/14	(123,136)
UBS AG	USD	48,305	BRL	108,010	5/05/14	90,753
UBS AG	GBP	985	USD	1,636	5/08/14	(26,308)
UBS AG	USD	47,487	BRL	108,010	7/02/14	66,213

						$4,640,031

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Call – iTRAXX Europe Crossover-21 5 Year Index	JPMorgan Chase Bank, NA	Sell	375.00%	6/18/14	EUR 148,065	$286,498	$(472,396)
Put – CDX-NAHY-21 5 Year Index	Citibank, NA	Sell	102.00	5/21/14	$157,210	330,141	(26,059)
Put – CDX-NAHY-22 5 Year Index	Deutsche Bank AG	Sell	101.00	6/19/14	320,500	1,001,562	(473,132)
Put – CDX-NAIG-21 5 Year Index	Deutsche Bank AG	Sell	100.00	6/18/14	552,525	386,768	(34,848)
Put – iTRAXX Europe Crossover-21 5 Year Index	JPMorgan Chase Bank, NA	Sell	250.00	6/18/14	EUR 230,897	542,509	(416,173)

						$2,547,478	$(1,422,608)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	73

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC./(INTRCONX):
CDX-NAIG Series 21, 5 Year Index, 12/20/18*	(1.00)%	0.57%		$600,000	$(12,414,472)	$(5,207,931)

Sale Contracts
Morgan Stanely & Co., LLC/(INTRCONX):
CDX iTRAXX, 6/20/19*	5.00	2.74	EUR	46,800	7,007,863	381,136
CDX-NAHY Series 21, 5 Year Index, 6/20/19*	5.00	3.42		$73,751	5,547,779	327,150
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.49		51,660	1,123,476	321,039
CDX-NAHY Series 21, 5 Year Index, 12/20/18*	5.00	3.17		29,450	2,359,948	305,375

					$3,624,594	$(3,873,231)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(LCH Clearnet)	$621,500	11/07/18	1.53%	3 Month LIBOR	$(2,497,170)
Morgan Stanley & Co., LLC/(LCH Clearnet)	93,470	3/31/19	1.81	3 Month LIBOR	(492,480)

					$(2,989,650)

74	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
Russian Federation, 7.50% 3/31/30, 3/20/19*	(1.00)%	2.55%	$20,850	$1,429,666	$1,090,134	$339,532
Barclays Bank PLC:
Beazer Homes USA Inc., 9.125% 6/15/18, 3/20/17*	(5.00)	2.06	17,972	(1,552,457)	(1,503,688)	(48,769)
K. Hovnanian Enterprises, Inc., 8.625% 1/15/17, 3/20/17*	(5.00)	2.93	16,829	(1,042,047)	(1,006,381)	(35,666)
Tenet Healthcare Corporation, 6.875% 11/15/31, 6/20/17*	(5.00)	1.61	18,869	(2,071,522)	(1,982,251)	(89,271)
Citibank, NA:
Bombardier Inc., 7.45% 5/01/34, 3/20/17*	(5.00)	1.14	9,416	(1,063,481)	(974,363)	(89,118)
Bombardier Inc., 7.45% 5/01/34, 3/20/17*	(5.00)	1.14	9,474	(1,070,032)	(949,460)	(120,572)
United States Steel Corp., 6.65% 6/01/37, 3/20/17*	(5.00)	1.84	17,494	(1,579,274)	(1,362,890)	(216,384)
Credit Suisse International:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 12/20/18*	(5.00)	3.25	903	(69,418)	(55,700)	(13,718)
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 12/20/18*	(5.00)	3.25	720	(55,350)	(34,595)	(20,755)
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 12/20/18*	(5.00)	3.25	1,807	(138,912)	(107,647)	(31,265)
Western Union Co., 3.65% 8/22/18, 3/20/17*	(1.00)	0.73	9,445	(72,816)	(34,848)	(37,968)
Deutsche Bank AG:
Ally Financial Inc., 7.50% 9/15/20, 6/20/17*	(5.00)	0.91	4,500	(594,093)	(143,527)	(450,566)
Clear Channel Communications, Inc., 6.875% 6/15/18, 6/20/18*	(5.00)	8.37	977	109,140	112,268	(3,128)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	75

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA:
Community Health Systems, Inc., 8.00% 11/15/19, 3/20/17*	(5.00)%	1.44%		$18,722	$(1,959,076)	$(1,745,698)	$(213,378)
Dell, Inc., 7.10% 4/15/28, 3/20/17*	(1.00)	1.55		17,016	292,147	391,349	(99,202)
First Data Corp., 12.625% 1/15/21, 3/20/17*	(5.00)	2.31		17,596	(1,376,628)	(1,275,527)	(101,101)
Jones Group, Inc., 6.875% 3/15/19, 3/20/17*	(5.00)	3.65		17,442	(674,179)	(1,464,523)	790,344
Newmont Mining Corp., 5.875% 4/1/35, 3/20/17*	(1.00)	0.56		18,890	(235,167)	(102,016)	(133,151)
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625% 5/15/20, 9/20/15*	(5.00)	1.70		2,980	(143,014)	133,462	(276,476)
AK Steel Corp., 7.625% 5/15/20, 9/20/15*	(5.00)	1.70		12,451	(595,880)	735,478	(1,331,358)
Clear Channel Communications, Inc., 6.875% 6/15/18, 6/20/18*	(5.00)	8.37		1,099	122,794	126,314	(3,520)
Cooper Tire & Rubber Co., 7.625% 3/15/27, 9/20/18*	(5.00)	2.42		1,601	(176,391)	(53,618)	(122,773)
Fiat Finance North America, Inc., 5.625% 6/12/17, 3/20/19*	(5.00)	2.53	EUR	6,423	(1,038,400)	(649,865)	(388,535)
Fiat Finance North America, Inc., 5.625% 6/12/17, 3/20/19*	(5.00)	2.53		6,817	(1,102,098)	(613,727)	(488,371)
UBS AG:
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 9/20/18*	(5.00)	3.05		$560	(46,218)	16,758	(62,976)
Alcatel-Lucent USA, Inc., 6.50% 1/15/28, 9/20/18*	(5.00)	3.05		880	(72,628)	26,320	(98,948)

76	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Bank of America, NA:
Sanmina-SCI Corp., 8.125% 3/1/16, 6/20/17*	5.00%	1.10%		$5,990	$757,189	$(213,794)	$970,983
Barclays Bank PLC:
AK Steel Corp., 7.625% 5/15/20, 6/20/17*	5.00	4.18		5,150	153,336	(406,520)	559,856
Beazer Homes USA, Inc., 9.125% 6/15/18, 3/20/19*	5.00	4.05		12,238	547,272	633,489	(86,217)
Cablevision Systems Corp., 8.00% 4/15/12, 3/20/16*	5.00	0.60		3,000	265,056	152,079	112,977
Freescale Semiconductor, Inc., 8.05% 2/1/20, 6/20/17*	5.00	1.50		3,990	453,428	(211,317)	664,745
Freescale Semiconductor, Inc., 8.875% 12/15/14, 6/20/16*	5.00	0.87		5,000	471,572	(69,204)	540,776
K. Hovnanian Enterprises, Inc., 8.625% 1/15/17, 12/20/18*	5.00	4.63		12,238	224,483	284,579	(60,096)
Levi Strauss & Co., 8.875% 4/01/16, 3/20/16*	5.00	0.47		1,500	136,573	26,734	109,839
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.85		4,691	613,291	250,784	362,507
NXP BV, 0.00% 10/15/15, 3/20/16*	5.00	0.67		3,010	261,031	89,543	171,488
NXP BV, 0.00% 10/15/15, 3/20/18*	5.00	1.49	EUR	1,750	332,668	93,573	239,095
Tenet Healthcare Corporation, 6.875% 11/15/31, 6/20/19*	5.00	3.07		$12,770	1,220,192	1,120,972	99,220
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	1.60		4,500	495,715	81,905	413,810
Virgin Media Finance PLC, 9.50% 8/15/16, 6/20/17*	5.00	1.60		4,000	440,635	36,000	404,635

ALLIANCEBERNSTEIN HIGH INCOME FUND •	77

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA:
Bombardier Inc., 7.45% 5/01/34, 3/20/19*	5.00%	2.60%	$6,299	$703,309	$625,495	$77,814
Bombardier Inc., 7.45% 5/01/34, 3/20/19*	5.00	2.60	6,291	702,415	637,884	64,531
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.85	6,177	807,566	339,620	467,946
New Albertsons, Inc., 8.00% 5/01/31, 9/20/14*	5.00	0.97	5,800	128,535	(215,770)	344,305
United States Steel Corp., 6.65% 6/01/37, 3/20/19*	5.00	4.02	12,590	573,993	409,789	164,204
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.875% 3/01/17, 6/20/18*	5.00	2.25	9,120	1,040,567	149,505	891,062
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	1.56	919	137,339	72,027	65,312
Avis Budget Car Rental LLC, 8.25% 1/15/19, 9/20/18*	5.00	1.56	881	131,661	72,806	58,855
Chesapeake Energy Corp., 6.625% 8/15/20, 12/20/17*	5.00	1.10	5,000	715,486	8,801	706,685
Levi Strauss & Co., 7.625% 5/15/20, 12/20/17*	5.00	1.16	5,120	718,613	(36,049)	754,662
MGM Resorts International, 7.625% 1/15/17, 6/20/18*	5.00	1.85	2,252	294,421	128,928	165,493
Western Union Co., 3.65% 8/22/18, 3/20/19*	1.00	1.69	6,291	(205,062)	(211,654)	6,592
Deutsche Bank AG:
HCA, Inc., 8.00% 10/01/18, 3/20/19*	5.00	1.81	720	108,640	102,904	5,736

78	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875% 3/01/17, 6/20/18*	5.00%	2.25%		$6,582	$750,987	$78,135	$672,852
CDX NAIG Series 9, 10 Year Index, 12/20/17*	5.00	2.93		5,700	449,798	(631,750)	1,081,548
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/17*	5.00	0.99		5,250	680,664	(232,965)	913,629
Community Health Systems, Inc., 8.00% 11/15/19, 3/20/19*	5.00	2.97		12,590	1,185,249	1,027,937	157,312
ConvaTec Healthcare E S.A., 10.875% 12/15/18, 6/20/17*	5.00	1.22	EUR	3,870	659,102	(489,205)	1,148,307
Dell, Inc., 7.10% 4/15/28, 3/20/19*	1.00	3.16		$12,590	(1,225,004)	(1,387,083)	162,079
First Data Corp., 12.625% 1/15/21, 3/20/19*	5.00	4.39		12,590	376,678	304,949	71,729
HCA, Inc., 8.00% 10/01/18, 3/20/19*	5.00	1.81		5,970	900,809	830,318	70,491
HCA, Inc., 8.00% 10/01/18, 3/20/19*	5.00	1.81		3,040	458,703	404,106	54,597
Jones Group, Inc., 6.875% 3/15/19, 3/20/19*	5.00	5.97		12,590	(455,515)	409,788	(865,303)
KB Home, 6.250% 6/15/15, 6/20/17*	5.00	1.67		6,000	646,196	(402,029)	1,048,225
Newmont Mining Corp., 5.875% 4/01/35, 3/20/19*	1.00	1.44		12,590	(265,217)	(467,242)	202,025
Owens-Illinois, Inc., 7.80% 5/15/18, 12/20/17*	5.00	0.92		3,000	449,729	191,752	257,977
Morgan Stanley Capital Services LLC:
AK Steel Corp., 7.625% 5/15/20, 3/20/16*	5.00	7.33		3,000	(121,887)	24,723	(146,610)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	79

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
AK Steel Corp., 7.625% 5/15/20, 9/20/18*	5.00%	5.43%		$14,029	$(174,878)	$(2,978,274)	$2,803,396
AK Steel Corp., 7.625% 5/15/20, 9/20/18*	5.00	5.43		2,220	(27,673)	(423,914)	396,241
Bombardier, Inc., 7.45% 5/01/34, 6/20/21*	5.00	3.51		5,000	471,830	359,567	112,263
Chesapeake Energy Corp., 6.625% 8/15/20, 6/20/18*	5.00	1.22		5,500	858,141	329,470	528,671
NXP BV, 0.00% 10/15/15, 9/20/17*	5.00	1.28	EUR	3,720	662,517	(171,928)	834,445
UBS AG:
Levi Strauss & Co., 8.875% 4/01/16, 6/20/17*	5.00	0.93		$6,690	883,960	(253,082)	1,137,042

					$4,618,779	$(10,951,859)	$15,570,638

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2014
Barclays Capital, Inc.†	3,540	USD	(2.75	)%*	—	$3,523,607
Barclays Capital, Inc.†	579	EUR	(1.50	)%*	—	798,480
Barclays Capital, Inc.†	490	USD	(1.25	)%*	—	488,696
Barclays Capital, Inc.†	2,349	USD	(1.25	)%*	—	2,343,698
Barclays Capital, Inc.†	3,532	USD	(1.00	)%*	—	3,520,067
Barclays Capital, Inc.†	3,075	USD	(1.00	)%*	—	3,063,725
Barclays Capital, Inc.†	1,700	USD	(1.00	)%*	—	1,699,906
Barclays Capital, Inc.†	1,045	USD	(1.00	)%*	—	1,044,303
Barclays Capital, Inc.†	3,219	USD	(0.75	)%*	—	3,214,842
Barclays Capital, Inc.†	3,068	USD	(0.75	)%*	—	3,066,222
Barclays Capital, Inc.†	2,984	USD	(0.51	)%*	—	2,983,500
Barclays Capital, Inc.†	2,200	USD	(0.50	)%*	—	2,197,158
Barclays Capital, Inc.†	8,736	USD	(0.38	)%*	—	8,727,082
Barclays Capital, Inc.†	7,245	USD	(0.25	)%*	—	7,241,730
Barclays Capital, Inc.†	5,990	USD	(0.25	)%*	—	5,986,630
Barclays Capital, Inc.†	4,538	USD	(0.25	)%*	—	4,535,326
Barclays Capital, Inc.†	2,100	USD	(0.25	)%*	—	2,099,460
Barclays Capital, Inc.†	1,235	USD	(0.25	)%*	—	1,235,149
Barclays Capital, Inc.†	1,106	USD	(0.25	)%*	—	1,105,397
Barclays Capital, Inc.†	187	USD	(0.25	)%*	—	186,919
Barclays Capital, Inc.†	1,623	USD	(0.20	)%*	—	1,622,410
Barclays Capital, Inc.†	4,505	USD	(0.15	)%*	—	4,502,811

80	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2014
Barclays Capital, Inc.†	4,173	USD	(0.15	)%*	—	$4,171,922
Barclays Capital, Inc.†	2,691	USD	(0.10	)%*	—	2,690,514
Barclays Capital, Inc.†	1,743	USD	(0.05	)%*	—	1,743,310
Barclays Capital, Inc.†	2,345	USD	0.25%		5/02/14	2,345,307
Credit Suisse Securities (USA) LLC†	2,648	USD	(2.75	)%*	—	2,635,708
Credit Suisse Securities (USA) LLC†	2,223	USD	(1.50	)%*	—	2,216,759
Credit Suisse Securities (USA) LLC†	1,574	USD	(1.00	)%*	—	1,571,527
Credit Suisse Securities (USA) LLC†	726	USD	(1.00	)%*	—	725,020
Credit Suisse Securities (USA) LLC†	7,718	EUR	(0.75	)%*	—	10,700,850
Credit Suisse Securities (USA) LLC†	9,244	USD	(0.75	)%*	—	9,231,810
Credit Suisse Securities (USA) LLC†	2,555	USD	(0.50	)%*	—	2,553,652
Credit Suisse Securities (USA) LLC†	1,940	USD	(0.50	)%*	—	1,939,057
Credit Suisse Securities (USA) LLC†	748	EUR	(0.50	)%*	—	1,037,464
Credit Suisse Securities (USA) LLC†	1,213	EUR	(0.50	)%*	—	1,681,877
Credit Suisse Securities (USA) LLC†	5,126	USD	(0.25	)%*	—	5,123,935
Credit Suisse Securities (USA) LLC†	2,711	EUR	(0.25	)%*	—	3,758,610
Credit Suisse Securities (USA) LLC†	1,628	USD	(0.25	)%*	—	1,626,867
Credit Suisse Securities (USA) LLC†	1,060	USD	(0.25	)%*	—	1,059,588
Credit Suisse Securities (USA) LLC†	16,043	USD	(0.15	)%*	—	16,041,061
Credit Suisse Securities (USA) LLC†	3,739	USD	(0.15	)%*	—	3,738,253
Credit Suisse Securities (USA) LLC†	4,758	USD	(0.13	)%*	—	4,756,575
Credit Suisse Securities (USA) LLC†	2,150	USD	(0.10	)%*	—	2,149,666
Credit Suisse Securities (USA) LLC†	1,904	USD	(0.10	)%*	—	1,903,863
Credit Suisse Securities (USA) LLC†	6,324	USD	(0.05	)%*	—	6,323,303
Credit Suisse Securities (USA) LLC†	4,106	USD	(0.05	)%*	—	4,106,100
Credit Suisse Securities (USA) LLC†	5,473	USD	0.00%		—	5,473,125
Credit Suisse Securities (USA) LLC†	4,708	USD	0.00%		—	4,707,770
Credit Suisse Securities (USA) LLC†	3,328	USD	0.00%		—	3,328,281

ALLIANCEBERNSTEIN HIGH INCOME FUND •	81

Portfolio of Investments

Broker	Principal Amount (000’s)	Currency	Interest Rate		Maturity	U.S. $ Value at April 30, 2014
Credit Suisse Securities (USA) LLC†	1,774	USD	0.00%		—	$1,773,698
Credit Suisse Securities (USA) LLC†	688	USD	0.00%		—	688,200
Deutsche Bank Securities Inc.†	140	USD	(1.25	)%*	—	139,312
Deutsche Bank Securities Inc.†	850	USD	0.00%		—	850,000
ING Bank NV†	584	USD	(0.13	)%*	—	584,057
ING Bank NV†	511	USD	(0.13	)%*	—	511,222
ING Bank NV†	1,399	USD	(0.10	)%*	—	1,399,114
JP Morgan Chase Bank, NA	500	USD	(0.25)%		5/06/14	499,979
JP Morgan Chase Bank, NA†	584	EUR	(1.50	)%*	—	808,401
JP Morgan Chase Bank, NA†	4,305	USD	(1.00	)%*	—	4,301,397
JP Morgan Chase Bank, NA†	945	USD	(0.75	)%*	—	944,527
JP Morgan Chase Bank, NA†	1,641	EUR	(0.50	)%*	—	2,273,655
JP Morgan Chase Bank, NA†	518	USD	(0.25	)%*	—	517,227
JP Morgan Chase Bank, NA†	505	USD	(0.25	)%*	—	504,926
JP Morgan Chase Bank, NA†	857	USD	(0.25	)%*	—	856,780
JP Morgan Chase Bank, NA†	2,816	USD	0.00%		—	2,815,540

						$193,996,927

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2014

*	Interest payment due from counterparty.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2014, the aggregate market value of these securities amounted to $2,435,013,825 or 37.6% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2014.

(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $190,399,205.

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2014.

(e)	Security is in default and is non-income producing.

(f)	Defaulted.

(g)	Illiquid security.

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2014.

(i)	Non-income producing security.

(j)	Fair valued by the Adviser.

(k)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

(l)	IO – Interest Only

(m)	This position or a portion of this position represents an unsettled loan purchase. At April 30, 2014, the market value and unrealized loss of these unsettled loan purchases amounted to $7,564,084 and $367,178, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(n)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps and exchange traded positions. The market value of the collateral amounted to $33,998,584.

82	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

(o)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding. The aggregate market value of these securities amounted to $2,572,363.

(p)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.42% of net assets as of April 30, 2014, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value			Percentage of Net Assets
Alion Science and Technology Corp. expiring 11/01/14	6/20/10	$6	$	– 0	–	0.00%
Dominican Republic International Bond 16.00%, 7/10/20	12/08/10	16,040,893		15,241,142		0.24%
Dominican Republic International Bond 15.95%, 6/04/21	1/11/13	1,540,087		1,439,017		0.02%
Republic of Costa Rica 10.58%, 6/22/16	1/07/13	5,580,330		5,150,391		0.08%
Republic of Costa Rica 11.13%, 3/28/18	1/07/13	5,559,943		5,108,163		0.08%

(q)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost			Market Value	Percentage of Net Assets
Gallery Media	8/18/10	$	– 0	–	$292,900	0.00%
Mt. Logan Re (Preference Shares)	7/01/13		24,500,000		26,686,307	0.40%

(r)	One contract relates to 100 shares.

(s)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

(t)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

^	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

The Fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2014, the Fund’s total exposure to subprime investments was 6.10% of net assets. These investments are valued in accordance with the Fund’s valuation policies (see Note A for additional details).

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

COP – Colombian Peso

CRC – Costa Rican Colon

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

JPY – Japanese Yen

MYR – Malaysian Ringgit

NGN – Nigerian Naira

PEN – Peruvian Nuevo Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

TRY – Turkish Lira

USD – United States Dollar

ZAR – South African Rand

ALLIANCEBERNSTEIN HIGH INCOME FUND •	83

Portfolio of Investments

Glossary:

ARMs – Adjustable Rate Mortgages

BBA – British Bankers Association

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

ETF – Exchange Traded Fund

GO – General Obligation

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

IRS – Interest Rate Swaption

JSC – Joint Stock Company

JSFC – Joint Stock Financial Corporation

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

84	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,498,186,268)	$5,822,562,877
Affiliated issuers (cost $823,783,248)	823,783,248
Cash	24,631
Foreign currencies, at value (cost $212,593)	213,924
Dividends and interest receivable	94,021,433
Receivable for capital stock sold	28,473,764
Unrealized appreciation on credit default swaps	21,205,833
Due from broker	16,220,244	(a)
Upfront premiums paid on credit default swaps	11,910,245
Unrealized appreciation on forward currency exchange contracts	11,012,241
Receivable for investment securities sold	10,517,224
Receivable for variation margin on futures	1,792,796

Total assets	6,841,738,460

Liabilities
Payable for reverse repurchase agreements	193,996,927
Payable for investment securities purchased	89,953,543
Payable for capital stock redeemed	30,496,648
Upfront premiums received on credit default swaps	22,862,104
Payable for newly entered swaps	7,622,402
Unrealized depreciation on forward currency exchange contracts	6,372,210
Unrealized depreciation on credit default swaps	5,635,195
Dividends payable	5,520,000
Cash collateral received from broker	2,503,000
Advisory fee payable	2,415,536
Distribution fee payable	1,903,820
Payable for variation margin on centrally cleared interest rate swaps	1,560,361
Options written, at value (premiums received $2,547,478)	1,422,608
Payable for variation margin on centrally cleared credit default swaps	206,065
Transfer Agent fee payable	205,123
Administrative fee payable	19,099
Accrued expenses and other liabilities	489,146

Total Liabilities	373,183,787

Net Assets	$6,468,554,673

Composition of Net Assets
Capital stock, at par	$673,790
Additional paid-in capital	6,088,782,693
Undistributed net investment income	2,971,588
Accumulated net realized gain on investment and foreign currency transactions	37,198,693
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	338,927,909

	$6,468,554,673

(a)	Represents amount on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	85

Statement of Assets & Liabilities

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,731,460,210	285,354,961	$9.57	*

B	$10,563,902	1,094,116	$9.66

C	$1,454,986,224	150,308,725	$9.68

Advisor	$1,996,787,556	208,345,867	$9.58

R	$73,944,985	7,727,012	$9.57

K	$72,643,997	7,587,684	$9.57

I	$83,082,974	8,667,993	$9.59

Z	$45,084,825	4,703,524	$9.59

*	The maximum offering price per share for Class A shares was $9.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

86	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2014 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $20,421)	$206,048,832
Dividends
Unaffiliated issuers	3,388,631
Affiliated issuers	177,999
Other fee income	105,775	$209,721,237

Expenses
Advisory fee (see Note B)	14,009,331
Distribution fee—Class A	3,912,516
Distribution fee—Class B	57,251
Distribution fee—Class C	6,928,006
Distribution fee—Class R	169,278
Distribution fee—Class K	76,232
Transfer agency—Class A	1,210,615
Transfer agency—Class B	6,216
Transfer agency—Class C	639,478
Transfer agency—Advisor Class	845,272
Transfer agency—Class R	81,555
Transfer agency—Class K	43,980
Transfer agency—Class I	18,428
Transfer agency—Class Z	2,918
Custodian	219,104
Printing	218,937
Registration fees	204,895
Audit	42,981
Administrative	33,280
Directors’ fees	28,672
Legal	22,127
Miscellaneous	87,168

Total expenses before interest expense	28,858,240
Interest expense	63,749

Total expenses		28,921,989

Net investment income		180,799,248

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		32,213,036
Swaps		22,078,438
Futures		9,735,382
Options written		4,031,430
Foreign currency transactions		(14,433,662)
Net change in unrealized appreciation/depreciation of:
Investments		56,500,931
Swaps		(14,357,681)
Futures		(12,804,762)
Options written		185,251
Foreign currency denominated assets and liabilities		15,126,947

Net gain on investment and foreign currency transactions		98,275,310

Net Increase in Net Assets from Operations		$279,074,558

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	87

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$180,799,248	$350,794,223
Net realized gain on investment and foreign currency transactions	53,624,624	128,791,937
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	44,650,686	(14,517,048)

Net increase in net assets from operations	279,074,558	465,069,112
Dividends and Distributions to Shareholders from
Net investment income
Class A	(94,161,425)	(179,187,102)
Class B	(375,910)	(996,898)
Class C	(44,592,369)	(81,369,875)
Advisor Class	(68,161,814)	(109,630,499)
Class R	(2,323,717)	(3,661,997)
Class K	(2,159,943)	(2,563,657)
Class I	(3,051,199)	(5,974,665)
Class Z	(1,082,021)	(30)
Net realized gain on investment and foreign currency transactions
Class A	(14,587,925)	– 0	–
Class B	(68,016)	– 0	–
Class C	(7,662,861)	– 0	–
Advisor Class	(9,880,453)	– 0	–
Class R	(376,162)	– 0	–
Class K	(313,050)	– 0	–
Class I	(439,770)	– 0	–
Class Z	(142,838)	– 0	–
Capital Stock Transactions
Net increase	482,078,082	697,709,586
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	315,195

Total increase	511,773,167	779,709,170
Net Assets
Beginning of period	5,956,781,506	5,177,072,336

End of period (including undistributed net investment income of $2,971,588 and $38,080,738, respectively)	$6,468,554,673	$5,956,781,506

See notes to financial statements.

88	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Net increase in net assets from operations		$279,074,556
Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Decrease in interest and dividends receivable	$7,624,679
Decrease in receivable for investment securities sold.	13,441,313
Net accretion of bond discount and amortization of bond premium.	(4,485,462)
Decrease in payable for investment securities purchased	(17,302,420)
Decrease in accrued expenses	(107,597)
Increase in due from broker	(16,220,244)
Purchases of long-term investments	(1,115,693,954)
Purchases of short-term investments	(593,886,920)
Proceeds from disposition of long-term investments	1,287,450,123
Proceeds from disposition of short-term investments, net.	2,926,982
Proceeds on swap contracts, net	29,058,047
Proceeds from written options, net	5,472,576
Proceeds from futures settlements	9,735,382
Variation margin paid on futures	(14,474,016)
Variation margin paid on centrally cleared swaps	(2,600,267)
Increase in cash collateral received from broker	2,503,000
Net realized gain on investment and foreign currency transactions	(53,624,622)
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(44,650,686)

Total adjustments		(504,834,086)

Net increase in cash from operating activities		$(225,759,530)

Financing Activities:
Cash dividends paid (net of dividend reinvestments)	(110,707,574)
Subscriptions of capital stock, net.	347,111,000
Decrease in reverse repurchase agreements	(49,612,978)

Net decrease in cash from financing activities		186,790,448
Effect of exchange rate on cash.		(11,628,874)

Net decrease in cash		(50,597,956)
Cash at beginning of period		50,836,511

Cash at end of period.		$238,555

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the period.

See notes to financial statements.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	89

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2014 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein High Income Fund, Inc. (the “Fund”), was incorporated in the State of Maryland on December 2, 1993, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Effective October 15, 2013, the Fund commenced offering of Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

90	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

ALLIANCEBERNSTEIN HIGH INCOME FUND •	91

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

92	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	93

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$3,461,416,705		$39,123,287	#	$3,500,539,992
Corporates – Investment Grades		– 0	–	542,417,724		8,970,952		551,388,676
Collateralized Mortgage Obligations		– 0	–	– 0	–	384,703,583		384,703,583
Bank Loans		– 0	–	– 0	–	281,117,782		281,117,782
Emerging Markets – Corporate Bonds		– 0	–	230,860,757		– 0	–	230,860,757
Governments – Treasuries		– 0	–	180,595,529		– 0	–	180,595,529
Emerging Markets – Sovereigns		– 0	–	160,419,030		– 0	–	160,419,030
Preferred Stocks		118,062,519		15,263,657		– 0	–	133,326,176
Commercial Mortgage-Backed Securities		– 0	–	5,335,584		98,911,031		104,246,615
Local Governments – Municipal Bonds		– 0	–	47,814,387		– 0	–	47,814,387
Governments – Sovereign Bonds		– 0	–	42,227,996		– 0	–	42,227,996
Emerging Markets – Treasuries		– 0	–	11,920,379		26,938,713		38,859,092
Governments – Sovereign Agencies		– 0	–	35,480,010		– 0	–	35,480,010
Common Stocks		– 0	–	– 0	–	33,071,236	#	33,071,236
Quasi-Sovereigns		– 0	–	24,183,061		– 0	–	24,183,061
Asset-Backed Securities		– 0	–	945,734		17,279,123		18,224,857
Whole Loan Trusts		– 0	–	– 0	–	14,911,268		14,911,268
Local Governments – Regional Bonds		– 0	–	8,252,003		– 0	–	8,252,003
Options Purchased – Puts		– 0	–	1,960,020		4		1,960,024
Warrants		169		– 0	–	– 0	–#	169
Short-Term Investments:
Investment Companies		823,783,248		– 0	–	– 0	–	823,783,248
Time Deposits		– 0	–	30,380,634		– 0	–	30,380,634

Total Investments in Securities		941,845,936		4,799,473,210		905,026,979		6,646,346,125
Other Financial Instruments*:
Assets
Credit Default Swaps		– 0	–	21,205,833		– 0	–	21,205,833
Centrally Cleared Credit Default Swaps		– 0	–	1,334,700		– 0	–	1,334,700	†
Futures		102,015		– 0	–	– 0	–	102,015	†
Forward Currency Exchange Contracts		– 0	–	11,012,241		– 0	–	11,012,241

94	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Investments in Securities	Level 1			Level 2	Level 3			Total
Liabilities
Credit Default Swaps	$	– 0	–	$(5,635,195)	$	– 0	–	$(5,635,195)
Centrally Cleared Credit Default Swaps		– 0	–	(5,207,931)		– 0	–	(5,207,931)†
Centrally Cleared Interest Rate Swaps		– 0	–	(2,989,650)		– 0	–	(2,989,650)†
Forward Currency Exchange Contracts		– 0	–	(6,372,210)		– 0	–	(6,372,210)
Credit Default Swaptions Written		– 0	–	(1,422,608)		– 0	–	(1,422,608)

Total^		$941,947,951		$4,811,398,390		$905,026,979		$6,658,373,320

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written and swaptions which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative appreciation/depreciation of exchange-traded derivatives as reported in the portfolio of investments.

^	There were de minimis transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grades#		Corporates - Investment Grades		Collateralized Mortgage Obligations		Bank Loans
Balance as of 10/31/13	$38,080,802		$2,289,000		$361,729,799		$290,031,025
Accrued discounts/ (premiums)	538,111		3,221		2,562,480		576,889
Realized gain (loss)	244,502		– 0	–	5,452,376		154,204
Change in unrealized appreciation/depreciation	1,175,720		419,651		6,596,655		(1,888,777)
Purchases	16,103,098		8,548,080		48,691,883		37,529,927
Sales/Paydowns	(13,030,946)		– 0	–	(40,329,610)		(45,285,486)
Settlements	– 0	–	– 0	–	– 0	–	– 0	–
Transfers into level 3	– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of level 3	(3,988,000)		(2,289,000)		– 0	–	– 0	–

Balance as of 4/30/14	$39,123,287		$8,970,952		$384,703,583		$281,117,782

Net change in unrealized appreciation/depreciation from investments held as of 4/30/14**	$1,205,813		$419,651		$6,320,987		$(1,285,736)

ALLIANCEBERNSTEIN HIGH INCOME FUND •	95

Notes to Financial Statements

	Governments - Treasuries			Emerging Markets - Corporate Bonds			Commercial Mortgage- Backed Securities		Governments - Sovereign Bonds
Balance as of 10/31/13		$6,181,267			$509,834		$90,794,080			$4,981,867
Accrued discounts/ (premiums)		– 0	–		– 0	–	123,795			91,265
Realized gain (loss)		– 0	–		– 0	–	7,455			(1,045,877)
Change in unrealized appreciation/depreciation		– 0	–		26,833		2,103,862			517,366
Purchases		– 0	–		– 0	–	6,002,844			– 0	–
Sales/Paydowns		– 0	–		(536,667)		(121,005)			(4,544,621)
Settlements		– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3		(6,181,267)			– 0	–	– 0	–		– 0	–

Balance as of 4/30/14	$	– 0	–	$	– 0	–	$98,911,031		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/14**	$	– 0	–	$	– 0	–	$2,103,862		$	– 0	–

	Emerging Markets - Treasuries			Common Stocks#			Asset-Backed Securities		Whole Loan Trusts
Balance as of 10/31/13		$38,696,766			$26,847,417		$17,651,139		$	– 0	–
Accrued discounts/ (premiums)		(147,975)			– 0	–	177,045			(15,935)
Realized gain (loss)		(245,916)			49,478		273,133			(16,934)
Change in unrealized appreciation/depreciation		(1,745,429)			2,013,746		27,860			55,900
Purchases		– 0	–		4,740,585		– 0	–		15,803,481
Sales/Paydowns		(2,774,076)			(579,990)		(850,054)			(915,244)
Settlements		– 0	–		– 0	–	– 0	–		– 0	–
Transfers into level 3		– 0	–		– 0	–	– 0	–		– 0	–
Transfers out of level 3		(6,844,657)			– 0	–	– 0	–		– 0	–

Balance as of 4/30/14		$26,938,713			$33,071,236		$17,279,123			$14,911,268

Net change in unrealized appreciation/depreciation from investments held as of 4/30/14**		$(1,745,429)			$1,586,246		$27,860			$55,900

96	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Options Purchased - Puts			Warrants#			Centrally Cleared Credit Default Swaps			Total
Balance as of 10/31/13	$	– 0	–	$	– 0	–		$350,002		$878,142,998
Accrued discounts/ (premiums)		– 0	–		– 0	–		– 0	–	3,908,896
Realized gain (loss)		– 0	–		– 0	–		(3,138)		4,869,283
Change in unrealized appreciation/depreciation		(308,787)			– 0	–		(1,050,000)		7,944,600
Purchases		308,791			– 0	–		– 0	–	137,728,689
Sales/Paydowns		– 0	–		– 0	–		– 0	–	(108,967,699)
Settlements		– 0	–		– 0	–		3,138		3,138
Transfers into level 3		– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of level 3		– 0	–		– 0	–		699,998		(18,602,926)

Balance as of 4/30/14		$4		$	– 0	–	$	– 0	–	$905,026,979	+

Net change in unrealized appreciation/depreciation from investments held as of 4/30/14**		$(308,787)		$	– 0	–	$	– 0	–	$8,380,367

#	The Fund held securities with zero market value during the reporting period.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s material categories of Level 3 investments at April 30, 2014:

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/2014			Valuation Technique	Unobservable Input	Range/ Weighted Average
Corporates – Non-Investment Grades		$37,321,418		Third Party Vendor	Evaluated Quotes	$1.47-$118.50/ $100.12
		$1,801,869		Qualitative Assessment	Transaction Price	$146.02/ N/A
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Corporates – Investment Grade		$8,970,952		Third Party Vendor	Evaluated Quotes	$151.74/ N/A
Collateralized Mortgage Obligations		$384,703,583		Third Party Vendor	Evaluated Quotes	$23.58-$128.98/ $85.44

ALLIANCEBERNSTEIN HIGH INCOME FUND •	97

Notes to Financial Statements

	Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at 4/30/2014			Valuation Technique	Unobservable Input	Range/Weighted Average
Bank Loans		$281,117,782		Third Party Vendor	Evaluated Quotes	$82.88-$138.21/ $100.07
Commercial Mortgage-Backed Securities		$98,911,031		Third Party Vendor	Evaluated Quotes	$90.59-$109.82/ $103.92
Emerging Markets – Treasuries		$26,938,713		Indicative Market Quotations	Broker Quote	$0.19-$2.73/ $1.75
Common Stocks		$26,686,307		Practical Expedient	NAV	$1,089.24/ N/A
		$5,267,248		Third Party Vendor	Evaluated Quotes	$1.75-$6.00/ $1.83
		$647,969		Indicative Market Quotations	Broker Quote	$1,450.00-$27,313.00/ $15,622.21
		$301,930		Market Approach	EBITDA Projection*	$60 million/ N/A
		$167,782		Market Approach	Transaction Price	$4.00/ N/A
	$	– 0	–	Qualitative Assessment		$0.00/ N/A
Asset-Backed Securities		$17,279,123		Third Party Vendor	Evaluated Quotes	$57.64-$104.06/ $74.30
Whole Loan Trusts		$10,319,064		Qualitative Assessment	Transaction Price	$100.00/ N/A
		$4,592,204		Market Approach	Internal Rate of Return	Benchmark & 500 bp/ N/A
Options Purchased – Puts		$4		Qualitative Assessment		$0.00/ N/A
Warrants	$	– 0	–	Qualitative Assessment		$0.00/ N/A

*	Earnings Before Interest, Taxes, Depreciation and Amortization

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolios. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including Pricing Policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the Pricing Policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and

98	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the Pricing Policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the Pricing Policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, process at vendors, 2) daily and monthly multi-source pricing compares, reviewed and submitted to the Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	99

Notes to Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

100	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2014, such fee amounted to $33,280.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $786,013 for the six months ended April 30, 2014.

For the six months ended April 30, 2014, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $144,618 from the sale of Class A shares and received $23,142, $744 and $81,616 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2014.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2014 is as follows:

Market Value October 31, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2014 (000)	Dividend Income (000)
$ 260,238	$1,123,925	$560,380	$823,783	$178

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both

ALLIANCEBERNSTEIN HIGH INCOME FUND •	101

Notes to Financial Statements

Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,801,520, $10,336,999, $326,100 and $187,032 for Class B, Class C, Class R, and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,100,210,667		$1,183,168,526
U.S. government securities	– 0	–	81,996,550

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency exchange contracts, written options, futures and swaps) are as follows:

Gross unrealized appreciation	$388,984,347
Gross unrealized depreciation	(64,607,738)

Net unrealized appreciation	$324,376,609

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its

102	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2014, the Fund held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	103

Notes to Financial Statements

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the future. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2014, the Fund held futures for hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

104	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2014, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2014, the Fund held written options for hedging purposes.

For the six months ended April 30, 2014, the Fund had the following transactions in written options:

	Contracts		Premiums Received
Options written outstanding as of 10/31/13	– 0	–	$	– 0	–
Options written	569,570			2,702,234
Options expired	(547,174)			(1,730,044)
Options bought back	(22,396)			(972,190)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/14	– 0	–	$	– 0	–

For the six months ended April 30, 2014, the Fund had the following transactions in written swaptions:

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/13	$404,180,000		$1,106,332
Swaptions written	2,316,152,517		3,878,944
Swaptions expired	(1,311,135,000)		(2,437,798)
Swaptions bought back	– 0	–	– 0	–
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/14	$1,409,197,517		$2,547,478

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a

ALLIANCEBERNSTEIN HIGH INCOME FUND •	105

Notes to Financial Statements

specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount of shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts

106	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2014, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a

ALLIANCEBERNSTEIN HIGH INCOME FUND •	107

Notes to Financial Statements

credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the six months ended April 30, 2014, the Fund held credit default swaps for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At April 30, 2014 the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $513,214,828 with net unrealized appreciation of $20,252,431 and terms ranging from 5 months to 7 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2014, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and

108	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $61,316,000.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. As of April 30, 2014 the Fund had OTC derivatives with contingent features in liability positions in the amount of $6,880,104. The fair value of assets pledged as collateral by the Fund for such derivatives was $2,450,058 at April 30, 2014. If a trigger event had occurred at April 30, 2014, for those derivatives in a net liability position, $4,908,402 would be required to be posted by the fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	109

Notes to Financial Statements

At April 30, 2014 the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$102,015	*

Interest rate contracts				Receivable/Payable for variation margin on centrally cleared interest rate swaps	$2,989,650	*

Interest rate contracts	Investments in securities, at value	4

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	11,012,241		Unrealized depreciation on forward currency exchange contracts	6,372,210

Credit contracts	Unrealized appreciation on credit default swaps	21,205,833		Unrealized depreciation on credit default swaps	5,635,195

Credit contracts	Receivable/Payable for variation margin on centrally cleared credit default swap contracts	1,334,700	*	Receivable/Payable for variation margin on centrally cleared credit default swap contracts	5,207,931	*

Credit contracts	Investments in securities, at value	1,664,001

Credit contracts				Options written, at value	1,422,608

Equity contracts	Investment in securities, at value	296,019

Total		$35,614,813			$21,627,594

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivative contracts as reported in the portfolio of investments.

110	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	$12,487,434		$(8,475,939)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation of futures	9,735,382		(12,804,762)
Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(308,787)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(4,121,651)		15,738,351

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(995,659)		– 0	–

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(3,342,224)		38,166

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation of swaps	9,591,004		(5,881,742)

Credit Contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,437,798		185,251

ALLIANCEBERNSTEIN HIGH INCOME FUND •	111

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	$(5,554,647)	$551,945

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,593,632	– 0	–

Total		$21,831,069	$(10,957,517)

The following table represents the volume of the Fund’s derivative transactions during the six months ended April 30, 2014.

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$634,169,857
Average notional amount of sale contracts	$195,090,568

Centrally Cleared Interest Rate Swaps:
Average notional amount.	$1,159,097,143

Credit Default Swaps:
Average notional amount of buy contracts	$106,743,046
Average notional amount of sale contracts	$224,728,466

Foreign Exchange Contracts:
Average principal amount of buy contracts	$357,941,655
Average principal amount of sale contracts	$772,756,946

Futures:
Average original value of buy contracts	$1,146,548,682

Interest Rate Swaps:
Average notional amount	$229,895,714	(a)

Purchased Options Contracts:
Average cost.	$3,547,616

(a)	Positions were open for one month during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held during the reporting period were subject to netting arrangements. The following tables present the Fund’s derivative assets and liabilities by

112	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received			Security Collateral Received		Net Amount of Derivatives Assets
Exchange-Traded Goldman Sachs*	$1,792,796	$ – 0	–	$	– 0	–	$ – 0	–	$1,792,796
Exchange-Traded
Morgan Stanley*	296,019	(296,019)			– 0	–	– 0	–	– 0	–
Bank of America, N.A.	2,186,855	– 0	–		– 0	–	(2,186,855	)**	– 0	–
Barclays Bank PLC	5,615,252	(4,918,809)			– 0	–	(696,443	)**	– 0	–
BNP Paribas SA	990,133	(383,346)			– 0	–	– 0	–	606,787
Brown Brothers Harriman & Co	3,498	(3,498)			– 0	–	– 0	–	– 0	–
Citibank, N.A.	2,974,019	(2,974,019)			– 0	–	– 0	–	– 0	–
Credit Suisse International.	3,111,188	(541,558)			(853,000)		(1,602,683)		113,947
Deutsche Bank AG	3,722,061	(1,102,073)			(1,650,000)		– 0	–	969,988
Goldman Sachs Bank USA	6,974,452	(6,941,672)			– 0	–	– 0	–	32,780
HSBC Bank USA	4,630,485	(185,814)			– 0	–	(4,444,671	)**	– 0	–
JPMorgan Chase Bank, N.A.	655,342	(655,342)			– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	2,115,282	(2,115,282)			– 0	–	– 0	–	– 0	–
Northern Trust Co.	23	– 0	–		– 0	–	– 0	–	23
Royal Bank of Scotland PLC	2,469,869	(29,328)			– 0	–	– 0	–	2,440,541
Standard Chartered Bank	9,957	– 0	–		– 0	–	– 0	–	9,957
UBS AG.	1,040,926	(268,290)			– 0	–	(772,636	)**	– 0	–

Total	$38,588,157	$(20,415,050)			$(2,503,000)		$(9,703,288)		$5,966,819

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged			Security Collateral Pledged		Net Amount of Derivatives Liabilities
Exchange-Traded Morgan Stanley & Co., LLC*	$1,766,426	$(296,019)		$	– 0	–	$(1,470,407	)**	$ – 0	–
Barclays Bank PLC	4,918,809	(4,918,809)			– 0	–	– 0	–	– 0	–
BNP Paribas SA	383,346	(383,346)			– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co	26,868	(3,498)			– 0	–	– 0	–	23,370

ALLIANCEBERNSTEIN HIGH INCOME FUND •	113

Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged			Security Collateral Pledged		Net Amount of Derivatives Liabilities
Citibank, N.A.	$8,332,587	$(2,974,019)	$	– 0	–	$(706,763)		$4,651,805
Credit Suisse International	541,558	(541,558)		– 0	–	– 0	–	– 0	–
Deutsche Bank AG	1,102,073	(1,102,073)		– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	6,941,672	(6,941,672)		– 0	–	– 0	–	– 0	–
HSBC Bank USA	185,814	(185,814)		– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, N.A.	888,569	(655,342)		– 0	–	– 0	–	233,227
Morgan Stanley Capital Services LLC.	3,380,221	(2,115,282)		– 0	–	(1,264,939	)**	– 0	–
Royal Bank of Scotland PLC	29,328	(29,328)		– 0	–	– 0	–	– 0	–
UBS AG	268,290	(268,290)		– 0	–	– 0	–	– 0	–

Total	$28,765,561	$(20,415,050)	$	– 0	–	$(3,442,109)		$4,908,402

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2014.

**	The actual collateral received/pledged is more than the amount reported due to overcollateralization.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets

114	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/ or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. six months ended April 30, 2014, the average amount of reverse repurchase agreements outstanding was $255,131,423 and the daily weighted average interest rate was (0.63)%. During the period, the Fund received net interest payments from counterparties. At April 30, 2014, the Fund had reverse repurchase agreements outstanding in the amount of $193,996,927 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2014:

Counterparty	RVP Liabilities Subject to a MRA	Assets Available for Offset			Securities Collateral Pledged†		Net Amount of RVP Liabilities
Barclays Capital, Inc.	$76,138,171	$	– 0	–	$(76,138,171	)*	$	– 0	–
Credit Suisse Securities (USA) LLC.	100,852,619		– 0	–	(100,568,190)			284,429
Deutsche Bank Securities, Inc	989,312		– 0	–	(989,312	)*		– 0	–
ING Bank N.V	2,494,393		– 0	–	(2,476,891)			17,502
JP Morgan Chase Bank, N.A.	13,522,432		– 0	–	(13,522,432	)*		– 0	–

Total	$193,996,927	$	– 0	–	$(193,694,996)			$301,931

†	Including accrued interest.

*	The actual collateral pledged is more than the amount reported due to overcollateralization.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the

ALLIANCEBERNSTEIN HIGH INCOME FUND •	115

Notes to Financial Statements

borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of April 30, 2014, the Fund had no unfunded loan commitments outstanding.

As of April 30, 2014, the Fund had the following bridge loan commitments outstanding:

Loan	Unfunded Loan Participation Commitments	Funded
Ortho-Clinical Diagnostics, Inc., LIBOR + 6.00%, 2/11/22	$15,200,000	$	– 0	–

During the six months ended April 30, 2014, the Fund received commitment fees or additional funding fees in the amount of $105,775.

NOTE E Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class A
Shares sold	48,525,271	123,598,824	$459,691,802	$1,177,974,046

Shares issued in reinvestment of dividends and distributions	7,461,711	12,193,928	70,462,683	116,109,144

Shares converted from Class B	261,539	639,817	2,476,326	6,106,628

Shares redeemed	(42,339,426)	(127,724,598)	(400,631,988)	(1,216,543,972)

Net increase	13,909,095	8,707,971	$131,998,823	$83,645,846

116	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class B
Shares sold	62,374	189,667	$596,434	$1,825,254

Shares issued in reinvestment of dividends and distributions	35,155	74,397	334,627	714,236

Shares converted to Class A	(259,258)	(634,425)	(2,476,326)	(6,106,628)

Shares redeemed	(97,061)	(347,754)	(926,127)	(3,336,645)

Net decrease	(258,790)	(718,115)	$(2,471,392)	$(6,903,783)

Class C
Shares sold	16,385,726	38,821,923	$157,047,713	$375,458,694

Shares issued in reinvestment of dividends and distributions	3,433,916	5,122,363	32,784,852	49,296,250

Shares redeemed	(12,647,181)	(28,802,303)	(121,051,010)	(277,170,985)

Net increase	7,172,461	15,141,983	$68,781,555	$147,583,959

Advisor Class
Shares sold	58,092,048	129,088,045	$550,120,584	$1,230,858,993

Shares issued in reinvestment of dividends and distributions	5,543,947	7,436,956	52,432,753	70,896,956

Shares redeemed	(39,112,555)	(96,065,643)	(370,416,110)	(915,612,039)

Net increase	24,523,440	40,459,358	$232,137,227	$386,143,910

Class R
Shares sold	1,786,669	3,560,703	$16,913,955	$33,924,000

Shares issued in reinvestment of dividends and distributions	282,819	389,166	2,671,055	3,701,601

Shares redeemed	(1,207,470)	(2,055,329)	(11,403,830)	(19,558,700)

Net increase	862,018	1,894,540	$8,181,180	$18,066,901

Class K
Shares sold	2,245,827	3,920,119	$21,271,527	$37,473,226

Shares issued in reinvestment of dividends and distributions	261,643	271,799	2,472,853	2,587,063

Shares redeemed	(387,163)	(766,767)	(3,667,551)	(7,288,336)

Net increase	2,120,307	3,425,151	$20,076,829	$32,771,953

ALLIANCEBERNSTEIN HIGH INCOME FUND •	117

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013		Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31, 2013

Class I
Shares sold	3,201,806	6,824,034		$30,360,423	$65,120,048

Shares issued in reinvestment of dividends and distributions	286,342	574,234		2,708,634	5,473,252

Shares redeemed	(5,726,099)	(3,582,049)		(54,220,755)	(34,202,500)

Net increase (decrease)	(2,237,951)	3,816,219		$(21,151,698)	$36,390,800

Class Z*
Shares sold	4,824,513	1,060		$45,660,438	$10,000

Shares issued in reinvestment of dividends and distributions	129,312	– 0	–	1,225,404	– 0	–

Shares redeemed	(251,361)	– 0	–	(2,360,284)	– 0	–

Net increase	4,702,464	1,060		$44,525,558	$10,000

*	Commenced distributions on October 15, 2013.

For the year ended October 31, 2013, the Fund received $315,195 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

118	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	119

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss there under to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2014 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2013 and October 31, 2012 were as follows:

	2013	2012
Distributions paid from:
Ordinary income	$383,384,723	$274,642,290

Total taxable distributions paid	$383,384,723	$274,642,290

As of October 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$50,410,748
Undistributed capital gains	33,447,698
Accumulated capital and other losses	(3,998,360	)(a)
Unrealized appreciation/(depreciation)	277,615,666	(b)

Total accumulated earnings/(deficit)	$357,475,752	(c)

(a)

During the fiscal year ended October 31, 2013, the Fund utilized $39,386,564 of capital loss carryforwards to offset current year net realized gains. As of October 31, 2013, the cumulative deferred loss on straddles was $3,998,360.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of interest on defaulted securities and dividends payable.

120	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Notes to Financial Statements

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2013, the Fund did not have any capital loss carryforwards.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	121

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.53		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Income From Investment Operations
Net investment income(a)	.28		.60		.56		.64	(b)	.69	(b)	.67	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		.20		.70		(.44)		.96		2.44
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.43		.80		1.26		.20		1.65		3.11

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.65)		(.61)		(.66)		(.70)		(.69)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.39)		(.65)		(.61)		(.66)		(.70)		(.72)

Net asset value, end of period	$ 9.57		$ 9.53		$ 9.38		$ 8.73		$ 9.19		$ 8.24

Total Return
Total investment return based on net asset value(d)	4.68%		8.78	%†	15.03	%*	2.48	%*	20.85	%*	57.11	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,731,460		$2,587,763		$2,464,634		$1,686,591		$1,326,974		$780,222
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.89	%(f)	.90%		.91%		.95%		.99	%**	.99%
Expenses, before waivers/reimbursements(e)	.89	%(f)	.90%		.91%		.96%		1.04	%**	1.13%
Net investment income	6.04	%(f)	6.25%		6.22%		7.05	%(b)	7.93	%(b)**	10.13	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

122	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.62		$ 9.46		$ 8.80		$ 9.26		$ 8.31		$ 5.90

Income From Investment Operations
Net investment income(a)	.25		.53		.50	(b)	.57	(b)	.63	(b)	.62	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		.21		.71		(.43)		.96		2.46
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.40		.74		1.21		.14		1.59		3.08

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.58)		(.55)		(.60)		(.64)		(.64)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.36)		(.58)		(.55)		(.60)		(.64)		(.67)

Net asset value, end of period	$ 9.66		$ 9.62		$ 9.46		$ 8.80		$ 9.26		$ 8.31

Total Return
Total investment return based on net asset value(d)	4.27%		8.06	%†	14.26	%*	1.75	%*	19.86	%*	55.89	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,564		$13,008		$19,591		$26,192		$40,092		$52,041
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.60	%(f)	1.61%		1.64%		1.65%		1.70	%**	1.68%
Expenses, before waivers/reimbursements(e)	1.60	%(f)	1.61%		1.64%		1.69%		1.78	%**	1.88%
Net investment income	5.30	%(f)	5.50%		5.51	%(b)	6.28	%(b)	7.25	%(b)**	9.46	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	123

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.64		$ 9.48		$ 8.83		$ 9.29		$ 8.33		$ 5.92

Income From Investment Operations
Net investment income(a)	.25		.53		.49		.57	(b)	.62	(b)	.62	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		.21		.71		(.44)		.97		2.46
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.40		.74		1.20		.13		1.59		3.08

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.58)		(.55)		(.59)		(.63)		(.64)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.36)		(.58)		(.55)		(.59)		(.63)		(.67)

Net asset value, end of period	$ 9.68		$ 9.64		$ 9.48		$ 8.83		$ 9.29		$ 8.33

Total Return
Total investment return based on net asset value(d)	4.26%		8.04	%†	14.05	%*	1.73	%*	19.88	%*	55.68	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,454,986		$1,379,727		$1,213,954		$760,234		$541,386		$222,632
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.58	%(f)	1.60%		1.61%		1.65%		1.69	%**	1.69%
Expenses, before waivers/reimbursements(e)	1.58	%(f)	1.60%		1.61%		1.66%		1.73	%**	1.83%
Net investment income	5.27	%(f)	5.48%		5.42%		6.25	%(b)	7.08	%(b)**	9.27	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

124	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.86

Income From Investment Operations
Net investment income(a)	.30		.62		.58		.66	(b)	.71	(b)	.72	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		.22		.71		(.43)		.97		2.41
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.44		.84		1.29		.23		1.68		3.13

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.68)		(.64)		(.69)		(.73)		(.71)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.41)		(.68)		(.64)		(.69)		(.73)		(.74)

Net asset value, end of period	$ 9.58		$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25

Total Return
Total investment return based on net asset value(d)	4.72%		9.23	%†	15.37	%*	2.79	%*	21.22	%*	57.57	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,996,788		$1,754,585		$1,346,510		$662,874		$385,380		$76,843
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.58	%(f)	.61%		.60%		.65%		.68	%**	.72%
Expenses, before waivers/reimbursements(e)	.58	%(f)	.61%		.60%		.66%		.73	%**	.83%
Net investment income	6.32	%(f)	6.54%		6.46%		7.34	%(b)	8.12	%(b)**	10.07	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	125

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.53		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Income From Investment Operations
Net investment income(a)	.27		.56		.53	(b)	.62	(b)	.67	(b)	.67	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		.21		.71		(.44)		.96		2.43
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.42		.77		1.24		.18		1.63		3.10

Less: Dividends and Distributions
Dividends from net investment income	(.33)		(.62)		(.59)		(.64)		(.68)		(.68)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.38)		(.62)		(.59)		(.64)		(.68)		(.71)

Net asset value, end of period	$ 9.57		$ 9.53		$ 9.38		$ 8.73		$ 9.19		$ 8.24

Total Return
Total investment return based on net asset value(d)	4.50%		8.42	%†	14.66	%*	2.29	%*	20.62	%*	56.83	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,945		$65,429		$46,615		$20,935		$13,250		$3,754
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.23	%(f)	1.25%		1.24%		1.15%		1.18	%**	1.19%
Expenses, before waivers/reimbursements(e)	1.23	%(f)	1.25%		1.26%		1.28%		1.37	%**	1.36%
Net investment income	5.70	%(f)	5.92%		5.87	%(b)	6.87	%(b)	7.70	%(b)**	9.86	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

126	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.54		$ 9.38		$ 8.73		$ 9.19		$ 8.24		$ 5.85

Income From Investment Operations
Net investment income(a)	.28		.60		.55	(b)	.64	(b)	.69	(b)	.68	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14		.22		.71		(.44)		.96		2.44
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.42		.82		1.26		.20		1.65		3.12

Less: Dividends and Distributions
Dividends from net investment income	(.34)		(.66)		(.61)		(.66)		(.70)		(.70)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.39)		(.66)		(.61)		(.66)		(.70)		(.73)

Net asset value, end of period	$9.57		$9.54		$9.38		$8.73		$9.19		$8.24

Total Return
Total investment return based on net asset value(d)	4.57%		8.93	%†	15.02	%*	2.55	%*	20.94	%*	57.24	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$72,644		$52,132		$19,161		$4,159		$1,624		$1,328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.89	%(f)	.89%		.91%		.90%		.95	%**	.94%
Expenses, before waivers/reimbursements(e)	.89	%(f)	.89%		.93%		1.01%		1.08	%**	1.10%
Net investment income	6.02	%(f)	6.28%		6.09	%(b)	7.13	%(b)	8.04	%(b)**	10.18	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	127

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2014 (unaudited)		Year Ended October 31,
			2013		2012		2011		2010		2009

Net asset value, beginning of period	$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25		$ 5.85

Income From Investment Operations
Net investment income(a)	.30		.63		.59		.66		.71	(b)	.70	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.15		.22		.71		(.43)		.97		2.44
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Net increase in net asset value from operations	.45		.85		1.30		.23		1.68		3.14

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.69)		(.65)		(.69)		(.73)		(.71)
Tax return of capital	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.01)
Distributions from net realized gain on investment and foreign currency transactions	(.05)		– 0	–	– 0	–	– 0	–	– 0	–	(.02)

Total dividends and distributions	(.41)		(.69)		(.65)		(.69)		(.73)		(.74)

Net asset value, end of period	$ 9.59		$ 9.55		$ 9.39		$ 8.74		$ 9.20		$ 8.25

Total Return
Total investment return based on net asset value(d)	4.74%		9.30	%†	15.42	%*	2.81	%*	21.23	%*	57.79	%*
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$83,083		$104,128		$66,608		$41,617		$17,272		$306
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.53	%(f)	.53%		.56%		.63%		.67	%**	.69%
Expenses, before waivers/reimbursements(e)	.53	%(f)	.53%		.56%		.63%		.72	%**	.72%
Net investment income	6.37	%(f)	6.61%		6.55%		7.36%		8.03	%(b)**	10.45	%(b)
Portfolio turnover rate	19%		38%		42%		29%		26%		46%

See footnote summary on page 130.

128	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2014 (unaudited)	October 15, 2013(g) to October 31, 2013

Net asset value, beginning of period	$ 9.55	$ 9.43

Income From Investment Operations
Net investment income (loss)(a)	.30	(.02)
Net realized and unrealized gain on investment and foreign currency transactions	.15	.17

Net increase in net asset value from operations	.45	.15

Less: Dividends and Distributions
Dividends from net investment income	(.36)	(.03)
Distributions from net realized gain on investment and foreign currency transactions	(.05)	– 0	–

Total dividends and distributions	(.41)	(.03)

Net asset value, end of period	$ 9.59	$ 9.55

Total Return
Total investment return based on net asset value(d)	4.86%	1.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,085	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.52	%(f)	.56%
Expenses, before waivers/reimbursements(e)	.52	%(f)	.56%
Net investment income (loss)	6.40	%(f)	(3.74)%
Portfolio turnover rate	19%	38%

See footnote summary on page 130.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	129

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense and term asset-backed securities loan facility administration fees, where applicable:

	Six Months Ended April 30, 2014 (unaudited)	Year Ended October 31,
		2013	2012	2011	2010		2009

Class A
Net of waivers/reimbursements	.88%	.90%	.90%	.95%	.95	%**	.95%
Before waivers/reimbursements	.88%	.90%	.90%	.96%	1.00	%**	1.09%
Class B
Net of waivers/reimbursements	1.60%	1.61%	1.64%	1.65%	1.65	%**	1.65%
Before waivers/reimbursements	1.60%	1.61%	1.64%	1.69%	1.73	%**	1.85%
Class C
Net of waivers/reimbursements	1.58%	1.60%	1.60%	1.65%	1.65	%**	1.65%
Before waivers/reimbursements .	1.58%	1.60%	1.60%	1.66%	1.69	%**	1.79%
Advisor Class
Net of waivers/reimbursements	.58%	.60%	.60%	.65%	.65	%**	.65%
Before waivers/reimbursements	.58%	.60%	.60%	.66%	.70	%**	.76%
Class R
Net of waivers/reimbursements	1.23%	1.25%	1.24%	1.15%	1.15	%**	1.15%
Before waivers/reimbursements	1.23%	1.25%	1.26%	1.28%	1.34	%**	1.32%
Class K
Net of waivers/reimbursements	.89%	.89%	.91%	.90%	.90	%**	.90%
Before waivers/reimbursements	.89%	.89%	.93%	1.01%	1.03	%**	1.06%
Class I
Net of waivers/reimbursements	.53%	.53%	.56%	.63%	.65	%**	.65%
Before waivers/reimbursements	.53%	.53%	.56%	.63%	.71	%**	.68%
	Six Months Ended April 30, 2014 (unaudited)	October 15, 2013(g) to October 31, 2013

Class Z
Net of waivers/reimbursements	.52%	.56%
Before waivers/reimbursements	.52%	.56%

(f)	Annualized.

(g)	Commencement of distribution.

*	Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended October 31, 2012, October 31, 2011, October 31, 2010 and October 31, 2009 by .06%, .03%, .15% and .05%, respectively.

†	Includes the impact of proceeds received and credited to the Fund resulting from third party regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2013 by 0.01%.

**	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

130	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2), Vice President

Douglas J. Peebles(2), Vice President

Marco G. Santamaria(2), Vice President

Matthew S. Sheridan(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and Global Credit Investment Team. Messrs. DeNoon, Distenfeld, Peebles, Santamaria and Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	131

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

132	• ALLIANCEBERNSTEIN HIGH INCOME FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s

ALLIANCEBERNSTEIN HIGH INCOME FUND •	133

profitability would be lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar fund selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Fund’s composite index (composed of equal weightings of the JP Morgan Emerging Markets Bond Index Global (JPM EMBI Global Index), the JP Morgan Government Bond Index—Emerging Markets and the Barclays Capital US High Yield 2% Issuer Capped Index (BC US HY 2% Issuer Capped Index)), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2013 and (in the case of comparisons with the JPM EMBI Global Index and the BC US HY 2% Issuer Capped Index) the period since inception (February 1994 inception). The directors noted that the Fund was in the 1st or 2nd quintile of the Performance Group and the Performance Universe for each period. The Fund outperformed its composite index in all periods. With respect to the individual indices the Fund lagged the BC US HY 2% Issuer Capped Index in the 3-year period, but outperformed all three indices in all other periods. Based on their review, the directors concluded that the Fund’s relative performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors noted that the institutional fee schedule and the Fund’s fee schedule started at different rates and that the institutional fee schedule had breakpoints at lower asset levels. The application of the institutional fee schedule to the Fund’s net assets would result in a fee rate lower than the rate at the same asset level provided in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee

134	• ALLIANCEBERNSTEIN HIGH INCOME FUND

rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The directors noted that, at the Fund’s current size, the contractual effective advisory fee rate of 46.4 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were in excess of the first breakpoint. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2013 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in

ALLIANCEBERNSTEIN HIGH INCOME FUND •	135

respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

136	• ALLIANCEBERNSTEIN HIGH INCOME FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein High Income Fund, Inc. (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010).

1	The information in the fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	137

In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4 Also shown are the Fund’s net assets on September 30, 2013.

Category	Advisory Fee Based on the Fund’s Average Daily Adjusted Total Assets[5]	September 30, 2013 Net Assets ($MM)
High Income	0.50% on 1st $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	$5,735.9

The Fund’s Investment Advisory Agreement provides for the Adviser to be reimbursed for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the fiscal year ended October 31, 2012, the Adviser received $60,536 (0.001% of the Fund’s average daily net assets) for providing such services.

Set forth below are the total expense ratios of the Fund for the most recent semi-annual period:6

Fund	Total Expense Ratio[7]			Fiscal Year
High Income Fund, Inc.[8]	Advisor Class A Class B Class C Class R Class K Class I	0.57 0.87 1.58 1.57 1.25 0.87 0.51	% % % % % % %	Oct. 31 (ratios as of Apr. 30, 2013)

3	Jones v. Harris at 1427.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Average daily value of total assets minus the sum of accrued liabilities other than the principal amount of money borrowed.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

8	The Fund’s expense ratios shown exclude interest expense of 0.01% for all share classes except for Class C shares which is less than 0.01%.

138	• ALLIANCEBERNSTEIN HIGH INCOME FUND

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.9 In addition to the AllianceBernstein Institutional

9	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	139

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2013 net assets.10

Fund	Net Assets 9/30/13 ($MM)	AllianceBernstein Institutional Fee Schedule	Effective AB Inst. Adv. Fee (%)	Fund Advisory Fee (%)
High Income Fund, Inc.	$5,735.9	Global High Income 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100 m	0.352%	0.465%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global High Yield, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[11]
High Income Fund, Inc.	Global High Yield Class A	1.70% on 1st $5 billion
1.50% on the balance

	Class I (Institutional)	1.15% on 1st $5 billion 0.95% on the balance

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee
High Income Fund, Inc.	Global High Income Open A/B (Hedged/Unhedged)	0.70% on the 1st ¥30 billion 0.60% on next ¥20 billion 0.50% on next ¥450 billion 0.45% on the balance

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

10	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

11	Class A shares of the Luxembourg fund are charged an “all-in” fee, which covers investment advisory and distribution related services.

140	• ALLIANCEBERNSTEIN HIGH INCOME FUND

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank
High Income Fund, Inc.	0.464	0.538	4/18

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.

12	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

13	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

14	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Lipper peer group.

15	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	141

Fund	Total Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
High Income Fund, Inc.	0.902	0.949	5/18	1.063	10/79

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2012, relative to 2011.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent and distribution services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19.0 million for distribution services and educational support (revenue sharing payments).

16	Most recently completed fiscal year Class A share total expense ratio.

142	• ALLIANCEBERNSTEIN HIGH INCOME FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $556,490 $16,061,501 and $219,849 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are based on the level of the network account and the class of shares held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS received $1,197,916 in fees from the Fund during the Fund’s most recently completed fiscal year:

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous

17	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

18	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	143

two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2013.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
High Income Fund, Inc.
1 year	11.15	9.47	9.13	5/18	19/97
3 year	9.97	9.59	9.03	7/18	20/83
5 year	12.09	10.06	9.55	2/16	4/75
10 year	11.25	8.60	8.09	1/16	1/58

19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The performance returns of the Fund were provided by Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

144	• ALLIANCEBERNSTEIN HIGH INCOME FUND

Set forth below are the 1, 3, 5 and 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmarks.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2013
	Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
High Income Fund, Inc.	11.16	9.97	12.10	11.25	11.50	11.05	0.86	10
33% JP Morgan EMBI Index / 33% JP Morgan GBI EM / 33% Barclays Capital High Yield 2% Constrained Index	2.87	7.04	8.01	9.19	N/A	9.44	0.80	10
JP Morgan EMBI Global Index	-1.73	6.75	8.59	9.35	10.39	N/A	N/A	N/A
JP Morgan GBI EM	0.93	3.92	3.35	8.58	N/A	N/A	N/A	N/A
Barclays Capital High Yield 2% Constrained Index	9.49	10.11	11.70	9.22	7.75	N/A	N/A	N/A
Inception Date: February 25, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through July 31, 2013.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN HIGH INCOME FUND •	145

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

146	• ALLIANCEBERNSTEIN HIGH INCOME FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN HIGH INCOME FUND •	147

NOTES

148	• ALLIANCEBERNSTEIN HIGH INCOME FUND

ALLIANCEBERNSTEIN HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

HI-0152-0414

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein High Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 23, 2014